Portfolio Manager's Letter
FIRST INVESTORS BLUE CHIP SERIES
(A Series of First Investors Series Fund)

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

Gains in the equity markets in 1995 were fueled by investor confidence in a continuing low growth, low inflation economy. Investor confidence was bolstered by a favorable and improving interest rate environment. Acquisition and merger activity, restructurings and announced cost cutting plans also added to investor anticipation of continued improved earnings throughout the year.

During 1995, the Blue Chip Series returned 34.0% on a net asset value basis on Class A shares and 32.8% on Class B shares (first offered for sale on January 12, 1995). The Series declared dividends from net investment income of 19.5 cents per share on Class A shares and 15.7 cents per share on Class B shares. The Series also made a capital gains distribution of 60.4 cents per share on both classes.

The Series was invested to take advantage of the surge in the financial, technology and consumer non- durable sectors. The best performers were direct beneficiaries of the favorable interest rate environment; banks and select insurance companies such as Citicorp, AIG, Fannie Mae and BankAmerica. Technology, spurred by continued industry automation and general enthusiasm for new products, also performed strongly. The best performers in the technology sector were Microsoft, Hewlett Packard, Intel and Cisco Systems. Consumer non-durables benefited from a shift in the second half of the year away from cyclical and growth issues. Coca Cola, PepsiCo and Philip Morris along with a number of drug stocks performed extremely well in 1995. The Blue Chip Series continued to benefit from the opening of international borders worldwide by investing in many companies with a substantial foreign presence.

Our outlook for the coming year calls for continued slow growth and low inflation in a benign interest rate environment. Provided the economic "soft landing" scenario continues to play out through 1996, equity markets could continue to achieve new highs. However, unlike the year just ended, broad sector gains may not fuel the new highs. Selectivity may be the key to avoid getting stuck in the mud at the end of the "soft landing".

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Patricia D. Poitra
Patricia D. Poitra

Director of Equities
and Portfolio Manager

January 31, 1996



Cumulative Performance Information
FIRST INVESTORS BLUE CHIP SERIES

(A Series of First Investors Series Fund)
Comparison of change in value of $10,000 investment in the First
Investors Blue Chip Series (Class A shares) and the Standard & Poor's
500 Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

             BLUE CHIP GRAPH PLOTS
         BLUE CHIP       S & P 500
JAN 89       9,375          10,000
DEC 89      10,813          12,261
DEC 90      10,435          11,885
DEC 91      13,308          15,460
DEC 92      14,181          16,554
DEC 93      15,283          18,155
DEC 94      14,821          18,388
DEC 95      19,862          25,908



**BOXED INFORMATION INSIDE GRAPH

                         Average Annual Total Return*
Class A shares     N.A.V. Only      S.E.C.    Standardized
One Year              34.0%                       25.6%
Five Years            13.7%                       12.3%
Since Inception       11.3%                       10.3%
Class B shares
Since Inception       32.8%                       27.5%

The graph compares a $10,000 investment made in the First Investors Blue Chip Series (Class A shares) on 1/3/89 (inception date) with a theoretical investment in the S&P 500 Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Series and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries.

*Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 and 12/4/89, the maximum sales charges were 6.9% and 7.25%, respectively) and are higher than they would have been had the sales charge not been reduced. Some or all of the expenses of the Series were waived or assumed. If such expenses had been paid by the Series, the Class A shares S.E.C. Standardized Average Annual Total Return for One Year, Five Years and Since Inception would have been 25.2%, 11.8% and 9.7%, respectively. The returns for Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 12/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. S&P 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT SERIES
(A Series of First Investors Series Fund)

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

The substantial decline in long-term interest rates during 1995 provided municipal bond investors with historically high total returns. These returns were achieved despite investor concern about tax reform; Orange County, California's bankruptcy; and new issue supply which reached $156 billion due to a large number of refunding deals in the fourth quarter.

During 1995 First Investors Insured Intermediate Tax Exempt Series returned 13.5% on Class A shares on a net asset value basis, outperforming the average return on intermediate insured municipal bond funds according to Lipper Analytical Services, Inc. Class B shares (first offered for sale on January 12, 1995) returned 12.3% for the year on the same basis. The large decline in long-term interest rates during 1995 provided investors with substantial capital appreciation in addition to dividends from net investment income of 30 cents per Class A share and 25.8 cents per Class B share. The Series' performance was primarily attributable to two factors. First, the Series' duration, a measurement of sensitivity to interest rates, was increased by 10% in early 1995. Second, the Series' investment in noncallable bonds (which appreciate in price faster than callable bonds during market rallies) increased total return while locking in relatively high yields. As of December 31, 1995, over 95% of the Series' assets were noncallable. The Series remained fully invested throughout the year to maximize current income.

Looking forward, the uncertainty of potential tax reform during the next two years remains the main hurdle facing the tax exempt bond market. This uncertainty continues to keep municipal bonds historically cheap to taxable bonds. As investors recognize that major tax reform is unlikely, municipal bonds are likely to outperform taxable bonds. Thus, we continue to believe that municipal bonds represent an attractive opportunity for long-term investors.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Clark D. Wagner
Clark D. Wagner

Chief Investment Officer
and Portfolio Manager

January 31, 1996



Cumulative Performance Information
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT SERIES
(A Series of First Investors Series Fund)

Comparison of change in value of $10,000 investment in the First
Investors Insured Intermediate Tax Exempt Series (Class A shares) and the Lehman Brothers Municipal Bond Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

          INSURED INTERMEDIATE GRAPH PLOTS
          INS. INTERMEDIATE        LEHMAN
NOV 1993        9,375              10,000
DEC 1993        9,375              10,211
DEC 1994        9,177               9,683
DEC 1995       10,416              11,373


** BOXED INFORMATION INSIDE GRAPH

                          Average Annual Total Return*
Class A shares       N.A.V. Only     S.E.C.     Standardized
One Year                  13.5%                     6.5%
Since Inception            5.2%                     2.0%
S.E.C. 30-Day Yield                  4.5%
Class B shares
Since Inception           12.3%                     7.7%
S.E.C. 30-Day Yield                  3.9%

The graph compares a $10,000 investment made in the First Investors Insured Intermediate Tax Exempt Series (Class A shares) on 11/22/93 (inception date) with a theoretical investment in the Lehman Brothers Municipal Bond Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses or cost of insurance of the bonds held by an insured tax-exempt bond fund. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Series and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp.

*Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 1/12/95, the maximum sales charges was 3.5%). Some or all of the expenses of the Series were waived or assumed. If such expenses had been paid by the Series, the Class A shares S.E.C. Standardized Average Annual Total Return for One Year and Since Inception would have been 5.7% and .9%, respectively and the S.E.C. 30-Day Yield for December 1995 would have been 4.0%. The returns For Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 12/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers Inc. and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
FIRST INVESTORS INVESTMENT GRADE SERIES
(A Series of First Investors Series Fund)

Dear Investor:
1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

The investment grade corporate bond market's performance in 1995 paralleled the dramatic rise in Treasury bond prices. For the calendar year, the Investment Grade Series returned 19.4% on a net asset value basis on Class A shares and 18.1% on Class B shares (first offered for sale on January 12, 1995). In comparison, the average investment grade bond fund returned 20.1% as measured by Lipper Analytical Services, Inc. Dividends paid from net investment income amounted to 64.3 cents per Class A share and 54.5 cents per Class B share. The Series also declared a capital gain distribution of .3 cents per share on both classes.

The Investment Grade Series had a shorter duration than the average investment grade bond fund. Duration is a measurement of interest rate sensitivity and is an important factor in performance. We selected a modestly shorter duration to combat the increased interest rate volatility the market experienced toward the middle of the year. Along with careful attention to credit quality and sector trends, this strategy worked effectively to reduce volatility.

Selection and weighting of each sector also contributed to performance. The Series had only a small exposure to retail companies, which as a group experienced disappointing sales due to a slowdown in consumer spending. Its large position in the industrial sector was positive since it was one of the best performing portions of the investment grade corporate bond universe. However, the underweighting of the Yankee bond sector was a slight drag on total return as this sector was a strong performer.

As the corporate markets' credit quality improved throughout 1995, the Series benefitted from rating upgrades of several of its positions. Additionally, the Series avoided companies which were downgraded into sub-investment grade status such as Westinghouse Electric and Niagara Mohawk. The Series did own Kmart bonds, but sold them before financial and operating problems became apparent to the market.

Event risk continued to be a factor as acquisitions and consolidations continued in the corporate market. Some recent examples of this increasing trend are Lockheed Martin's $10 billion purchase of Loral Corp. and Fleet Financial Group's $3.26 billion acquisition of National Westminster's U.S. banking operations. In an increasingly competitive market, firms are using these techniques to provide growth and to cut costs in order to stay viable and strengthen their core businesses. Certain industries, banks for example, tend to use equity financing to accomplish acquisitions, while others have used additional debt. An acquisition financed largely or wholly with debt subjects a company to negative credit pressure. The Series strives to avoid companies that increase their risk profiles in order to enhance shareholder value.

In 1996 we expect continued slow growth and low inflation, likely resulting in additional easing by the Federal Reserve. Volatility will probably continue if Congress and the President fail to agree on a balanced-budget agreement. The Series will take advantage of such market fluctuation to increase duration slightly, as we expect that overall rates will continue to decline. We also expect to increase the concentration of non-cyclical industries because such issues tend to outperform in an economy with slow growth and low inflation. Our focus on credit quality will remain at the forefront, as we attempt to predict and avoid problem industries and credits. We view the risk/reward tradeoff very seriously when looking at corporate bonds and believe that it is better to err on the side of safety as opposed to stretching for incremental yield.

As always we appreciate the opportunity to serve your investment needs.
Sincerely,

/S/ Nancy W. Jones
Nancy W. Jones

Portfolio Manager

January 31, 1996



Cumulative Performance Information
FIRST INVESTORS INVESTMENT GRADE SERIES
(A Series of First Investors Series Fund)

Comparison of change in value of $10,000 investment in the First
Investors Investment Grade Series (Class A shares), Lehman Brothers Corporate Bond Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

          INVESTMENT GRADE GRAPH PLOTS
       INVESTMENT GRADE     LEHMAN
FEB 91       9,375          10,000
DEC 91      10,623          17,702
DEC 92      11,501          12,719
DEC 93      12,859          14,266
DEC 94      12,265          13,705
DEC 95      14,645          16,754

**BOXED INFORMATION INSIDE GRAPH

                           Average Annual Total Return*
Class A shares         N.A.V. Only     S.E.C.     Standardized
One Year                  19.4%                     11.9%
Since Inception            9.6%                      8.1%
S.E.C. 30-Day Yield                    5.0%
Class B shares
Since Inception           18.1%                     13.3%
S.E.C. 30-Day Yield                    4.7%

The graph compares a $10,000 investment made in the First Investors Investment Grade Series (Class A shares) on 2/19/91 (inception date) with a theoretical investment in the Lehman Brothers Corporate Bond Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Series and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, S.E.C.- registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $100 million.

*Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%) and are higher than they would have been had the sales charge not been reduced. Some or all of the expenses of the Series were waived or assumed. If such expenses had been paid by the Series, the Class A shares S.E.C. Standardized Average Annual Total Return for One Year and Since Inception would have been 4.9% and 5.4%, respectively and the Class A shares S.E.C. 30-Day Yield for December 1995 would have been 4.7%. The returns for Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 12/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Corporate Bond Index figures from Lehman Brothers Inc. and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
FIRST INVESTORS SPECIAL SITUATIONS SERIES
(A Series of First Investors Series Fund)

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

Surging corporate profits and falling interest rates drove the equity markets to new highs in 1995. For the year, the Special Situations Series returned 23.9% on a net asset value basis on Class A shares and 23.4% on Class B shares (first offered for sale on January 12, 1995). The Series made a capital gains distribution of 73.1 cents per share on both classes. Two sectors fueled the robust stock market performance: technology and financial. While technology stocks turned choppy in July and continued to be volatile throughout the year financial issues remained strong, thanks to dramatically falling interest rates.

Your Series' performance was positively impacted by technology holdings in various subsectors such as semiconductor equipment, non-commodity semiconductor chips, FPGAs and database stocks. These stocks were the beneficiaries of a new technology standard resulting in strong demand and component shortages. When semiconductor related issues flagged in the second half of the year, Internet stocks such as Cisco Systems, Ascend Communications and NETCOM On-Line Communication Services came on strong. Healthcare information systems stocks such as HCIA, Inc. and IDX Systems also added to your Series' performance. This category was supported by the medical community's recognition of the need to become cost effective providers of healthcare.

Overall, however, the healthcare sector underperformed. Securities in this sector, which we continue to own, include Value Health, Quantum Health Resources, AHI Healthcare Systems and Future Healthcare. In the communications sector, fourth quarter reports of weak cellular handset sales put pressure on the stocks of Motorola, Nokia and L.M. Ericsson. Relatively high cash holdings in your Series also hurt performance.

Our outlook for the coming year calls for continued slow growth and low inflation in a benign interest rate environment. Provided the economic "soft landing" scenario continues to play out through 1996, equity markets could continue to achieve new highs. However, unlike the year just ended, broad sector gains may not fuel the new highs. Selectivity may be the key to avoid getting stuck in the mud at the end of the "soft landing".

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Patricia D. Poitra
Patricia D. Poitra

Director of Equities
and Portfolio Manager

January 31, 1996



Cumulative Performance Information
FIRST INVESTORS SPECIAL SITUATIONS SERIES
(A Series of First Investors Series Fund)

Comparison of change in value of $10,000 investment in the First
Investors Special Situations Series (Class A shares), the Lipper Small Company Growth Fund Index and the Russell 2000 Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

              SPECIAL SITUATIONS GRAPH PLOTS
     SPECIAL SITUATIONS     LIPPER        RUSSELL
SEP 90       9,375          10,000        10,000
DEC 90       9,741          10,500        10,754
DEC 91      14,657          15,326        16,214
DEC 92      17,186          18,155        17,853
DEC 93      20,714          21,606        20,776
DEC 94      19,955          20,919        20,624
DEC 95      24,730          26,401        27,106

**BOXED INFORMATION INSIDE GRAPH

                      Average Annual Total Return*
Class A shares       N.A.V. Only    S.E.C. Standardized
One Year                23.9%            16.2%
Five Years              20.5%            18.9%
Since Inception         20.1%            18.7%
Class B shares
Since Inception         23.4%            18.5%

The graph compares a $10,000 investment made in the First Investors Special Situations Series (Class A shares) on 9/18/90 (inception date) with theoretical investments in the Lipper Small Company Growth Fund Index and the Russell 2000 Index. It is not possible to invest directly in these Indices. In addition, these Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Series and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The Lipper Small Company Growth Fund Index is a net value weighted index of the 30 largest small company growth funds. It is calculated with adjustments for income dividends and capital gains distributions as of the ex-dividend dates. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Index is an unmanaged index generally considered as the premier measure of small capitalization stocks.

*Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%) and are higher than they would have been had the sales charge not been reduced. Some or all of the expenses of the Series were waived or assumed. If such expenses had been paid by the Series, the Class A shares "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been 15.7%, 18.1% and 17.9%, respectively. The returns for Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 12/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lipper Small Company Growth Fund Index figures from Lipper Analytical Services, Inc., Russell 2000 Index figures from Frank Russell and Company and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
FIRST INVESTORS TOTAL RETURN SERIES
(A Series of First Investors Series Fund)

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

During 1995, the Total Return Series returned 26.7% on a net asset value basis on Class A shares and 25.7% on Class B shares (first offered for sale on January 12, 1995). The Series declared dividends from net investment income of 36.5 cents per share on Class A shares and 32.5 cents per share on Class B shares as well as a capital gain distribution of 43.7 cents per share on both classes.

The Series benefited from the strong performance of U.S. bond and stock markets. Long-term bond yields fell almost 200 basis points (2%) as economic growth moderated and inflation expectations declined. The stock market responded positively to falling interest rates, strong corporate earnings, record merger and acquisition activity, and substantial cash flow into mutual funds.

At the beginning of the year, the Series had 51% of its assets in equities, 21% in corporate bonds and 28% in cash. As the bond market rally intensified in January, the Series began to shift 15% of its assets from cash to Treasury bonds. This asset allocation allowed the Series to participate more fully throughout 1995 in the bond market's rally. After the shift from cash to bonds, the Series' asset allocation remained generally constant, ending the year with 51% of assets in stocks, 42% in bonds, and 7% in cash.

Looking forward, the outlook for the financial markets appears benign. The bond market should be supported by slowing economic growth, low inflation, and continued Federal Reserve easing of monetary policy. While a slowing economy could concern the stock market, lower interest rates and strong demand for equities should result in annual returns close to historical averages.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Clark D. Wagner
Clark D. Wagner

Portfolio Manager

January 31, 1996



Cumulative Performance Information
FIRST INVESTORS TOTAL RETURN SERIES
(A Series of First Investors Series Fund)

Comparison of change in value of $10,000 investment in the First
Investors Total Return Series (Class A shares), Lehman Brothers
Government/Corporate Bond Index and the Standard & Poor's 500 Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

            TOTAL RETURN GRAPH PLOTS
         TOTAL RETURN      LEHMAN         S&P 500
APR 90       9,375          10,000        10,000
DEC 90       9,543          10,829        10,242
DEC 91      11,606          12,576        13,367
DEC 92      11,489          13,528        14,326
DEC 93      12,314          15,024        15,727
DEC 94      11,879          14,497        15,929
DEC 95      15,065          17,286        22,443

**BOXED INFORMATION INSIDE GRAPH

                      Average Annual Total Return*
Class A shares       N.A.V. Only    S.E.C. Standardized
One Year                26.8%            18.9%
Five Years               9.6%             8.2%
Since Inception          8.7%             7.5%
Class B shares
Since Inception         25.7%            20.8%

The graph compares a $10,000 investment made in the First Investors Total Return Series (Class A shares) on 4/24/90 (inception date) with a theoretical investment in the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index. It is not possible to invest directly in these Indices. In addition, these Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Series and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The Lehman Brothers Government/Corporate Bond Index combines the Lehman Brothers Government Bond Index with the Lehman Brothers Corporate Bond Index. The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries.

*Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%) and are higher than they would have been had the sales charge not been reduced. Some or all of the expenses of the Series were waived or assumed. If such expenses had been paid by the Series, the Class A shares S.E.C. Standardized Average Annual Total Return for One Year, Five Years and Since Inception would have been 18.4%, 7.4% and 6.8%, respectively. The returns for Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 12/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Government/Corporate Bond Index figures from Lehman Brothers Inc., S&P 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS BLUE CHIP SERIES
(A Series of First Investors Series Fund)
December 31, 1995


----------------  ----------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principal                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--94.7%
                    Basic Industry--4.0%
         16,300     Alumax, Inc.                                                                   $    499,188        $    28
         14,900     Dow Chemical Company                                                              1,048,588             60
         20,200     Du Pont (E.I.) De Nemours & Company                                               1,411,475             80
         23,700     Freeport McMoran Copper & Gold, Inc. - Class "B"                                    666,562             38
         18,200     IMC Global, Inc.                                                                    743,925             42
         10,800     James River Corporation of Virginia                                                 260,550             15
         10,400     Mead Corporation                                                                    543,400             31
         16,100     Minnesota Mining & Manufacturing Company                                          1,066,625             61
         12,100     Sigma-Aldrich Corporation                                                           598,950             34
          4,100     Temple-Inland, Inc.                                                                 180,913             10
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      7,020,176            399
------------------  ----------------------------------------------------------------------------------------------------------
                    Capital Goods--7.6%
         14,100     Boeing Company                                                                    1,105,087             63
          8,000     Browning-Ferris Industries, Inc.                                                    236,000             13
         16,500     Deere & Company                                                                     581,625             33
          6,100     Eaton Corporation                                                                   327,113             19
          8,200     Emerson Electric Company                                                            670,350             38
          6,600     Foster Wheeler Corporation                                                          280,500             16
         62,700     General Electric Company                                                          4,514,400            256
         15,000     Grainger (W.W.), Inc.                                                               993,750             57
         18,600     Ingersoll-Rand Company                                                              653,325             37
          8,700     Lockheed Martin Corporation                                                         687,300             39
         10,400     Loral Corporation                                                                   367,900             21
         19,200     Raytheon Company                                                                    907,200             52
          9,600     United Technologies Corporation                                                     910,800             52
         16,000  *  Varity Corporation                                                                  594,000             34
         21,100     WMX Technologies, Inc.                                                              630,362             36
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     13,459,712            766
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Durables--1.7%
         18,000     Corning, Inc.                                                                       576,000             33
          4,000     Fleetwood Enterprises, Inc.                                                         103,000              6
         37,500     Ford Motor Company                                                                1,087,500             62
         13,350     Goodyear Tire & Rubber Company                                                      605,755             34
         19,600     Masco Corporation                                                                   614,950             35
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,987,205            170
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Non-Durables--22.3%
         32,100     Abbott Laboratories                                                               1,340,175             76
         11,200     American Home Products Corporation                                                1,086,400             62
         18,300     Anheuser-Busch Companies, Inc.                                                    1,223,813             70
         18,100     Astra AB (ADR) - Class "A"                                                          724,000             41
         19,500     Bristol-Myers Squibb Company                                                      1,674,563             95
         48,400     Coca-Cola Company                                                                 3,593,700            205
         16,600     Columbia/HCA Healthcare Corporation                                                 842,450             48
         13,900     CPC International, Inc.                                                             953,887             54
         14,200     Eastman Kodak Company                                                               951,400             54
         22,400     Eli Lilly & Company                                                               1,260,000             73
         10,600     General Mills, Inc.                                                                 612,150             35
         17,000     Gillette Company                                                                    886,125             50
         26,250     Heinz (H.J.) Company                                                                869,531             49
         13,300     Hershey Foods Corporation                                                           864,500             49
         24,800     Johnson & Johnson                                                                 2,123,500            121
          8,300     Kellogg Company                                                                     641,175             36
         14,000     Kimberly-Clark Corporation                                                        1,158,500             66
         47,500     Merck & Company, Inc.                                                             3,123,125            178
         33,100     Newell Company                                                                      856,463             49
         10,800     Nike, Inc.                                                                          751,950             43
         35,300     PepsiCo, Inc.                                                                     1,972,387            112
         24,300     Pfizer, Inc.                                                                      1,530,900             87
         36,300     Philip Morris Companies, Inc.                                                     3,285,150            187
         26,400     Procter & Gamble Company                                                          2,191,200            125
         14,000  *  Ralcorp Holdings, Inc.                                                              339,500             19
         14,200     Schering-Plough Corporation                                                         777,450             44
         21,300     Teva Pharmaceutical Industries Ltd. (ADR)                                           987,788             56
         10,200     Unilever N.V.                                                                     1,435,650             82
         10,800     United Healthcare Corporation                                                       707,400             40
          5,500     Warner-Lambert Company                                                              534,187             30
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     39,299,019          2,236
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Services--11.1%
         17,100     Brunswick Corporation                                                               410,400             23
          5,700     Capital Cities/ABC, Inc.                                                            703,238             40
          7,200  *  CUC International, Inc.                                                             245,700             14
         10,600  *  Darden Restaurants, Inc.                                                            125,875              7
         18,000     Gap, Inc.                                                                           756,000             43
         11,500  *  HFS, Inc.                                                                           940,125             53
         17,600     Home Depot, Inc.                                                                    842,600             48
         10,300     ITT Corporation                                                                     545,900             32
         10,300     ITT Hartford Group, Inc.                                                            498,263             28
         10,300     ITT Industries, Inc.                                                                247,200             14
         15,700  *  Kroger Company                                                                      588,750             33
         11,300     Marriott International, Inc.                                                        432,225             25
         19,625     Mattel, Inc.                                                                        603,468             34
         12,900     May Department Stores Company                                                       545,025             31
         27,200     McDonald's Corporation                                                            1,227,400             70
          7,600     McGraw-Hill Companies, Inc.                                                         662,150             38
         15,000     Nordstrom, Inc.                                                                     607,500             35
         33,300  *  Price/Costco, Inc.                                                                  507,825             29
         14,100     Sears, Roebuck and Company                                                          549,900             31
         15,500     Talbots, Inc.                                                                       445,625             25
         27,925  *  Tele-Communications, Inc. Liberty Media Group - Class "A"                           750,484             43
         42,500  *  Tele-Communications, Inc. TCI Group - Class "A"                                     844,687             48
         14,200     Time Warner, Inc.                                                                   537,825             31
         17,100     US West Media Group                                                                 324,900             18
         13,300  *  Viacom, Inc. - Class "B"                                                            630,088             36
         17,400     Vons Companies, Inc.                                                                491,550             28
        103,800     Wal-Mart Stores, Inc.                                                             2,322,525            132
         13,500     Walgreen Company                                                                    403,313             23
         20,000     Walt Disney Company                                                               1,180,000             67
         36,600  *  Woolworth Corporation                                                               475,800             27
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     19,446,341          1,106
------------------  ----------------------------------------------------------------------------------------------------------
                    Energy--12.1%
         10,200     Aluminum Company of America                                                         539,325             31
         18,900     Amoco Corporation                                                                 1,358,438             77
          9,100     Atlantic Richfield Company                                                        1,007,825             57
         16,900     Avery Dennison Corporation                                                          847,113             48
         28,200     Baker Hughes, Inc.                                                                  687,375             39
         27,000     Barrick Gold Corporation                                                            712,125             41
          7,100     Burlington Resources, Inc.                                                          278,675             16
         25,000     Chevron Corporation                                                               1,312,500             75
         26,900     Enron Corporation                                                                 1,025,563             58
         47,700     Exxon Corporation                                                                 3,821,963            217
          6,700     Kerr-McGee Corporation                                                              425,450             24
         15,200     Mobil Corporation                                                                 1,702,400             97
         20,300     Morton International, Inc.                                                          728,263             41
         13,400     Pacific Enterprises                                                                 378,550             22
          9,400     Phillips Petroleum Company                                                          320,775             18
         20,600     Royal Dutch Petroleum Company                                                     2,907,175            165
         11,200     Schlumberger, Ltd.                                                                  775,600             45
         31,500     Sonat, Inc.                                                                       1,122,189             64
          9,400     Texaco, Inc.                                                                        737,900             42
         23,500     Unocal Corporation                                                                  684,438             39
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     21,373,642          1,216
------------------  ----------------------------------------------------------------------------------------------------------
                    Financial--11.6%
         18,100     American Express Company                                                            748,888             43
         18,300     American International Group, Inc.                                                1,692,750             96
         18,300     American Re Corporation                                                             748,013             42
         39,400     Banc One Corporation                                                              1,487,350             85
         17,400     BankAmerica Corporation                                                           1,126,650             64
         12,100     Bank of New York Company, Inc.                                                      589,875             33
         31,200     Charles Schwab Corporation                                                          627,900             36
         11,300     Chase Manhattan Corporation                                                         685,063             39
         14,100     Chemical Banking Corporation                                                        828,375             47
          7,600     Chubb Corporation                                                                   735,300             42
         24,200     Citicorp                                                                          1,627,450             92
         14,500     Dean Witter Discover and Company                                                    681,500             39
         16,700     Federal National Mortgage Association                                             2,072,886            118
         12,200     First Union Corporation                                                             678,625             39
          5,200     General Re Corporation                                                              806,000             46
         81,200     Hibernia Corporation - Class "A"                                                    872,900             50
          2,700     Marsh & McLennan Companies, Inc.                                                    239,625             14
         14,700     Mellon Bank Corporation                                                             790,125             45
         18,300     NationsBank Corporation                                                           1,274,137             72
         36,700     Norwest Corporation                                                               1,211,100             69
         23,400     Salomon, Inc.                                                                       830,700             47
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     20,355,212          1,158
------------------  ----------------------------------------------------------------------------------------------------------
                    Technology--14.0%
         60,900     A T & T Corp.                                                                     3,943,275            224
         24,000  *  Airtouch Communications, Inc.                                                       678,000             39
         19,000  *  Applied Materials, Inc.                                                             748,125             43
         10,800  *  Ascend Communications, Inc.                                                         876,150             50
          5,000     Autodesk, Inc.                                                                      171,250             10
          8,400     Automatic Data Processing, Inc.                                                     623,700             35
         25,600  *  Cisco Systems, Inc.                                                               1,910,400            109
          5,600     Computer Associates International, Inc.                                             318,500             18
         44,100  *  EMC Corporation                                                                     678,036             39
         22,200     First Data Corporation                                                            1,484,625             84
         20,400     Hewlett-Packard Company                                                           1,708,500             97
         30,600     Intel Corporation                                                                 1,736,550             99
         23,500     International Business Machines Corporation                                       2,156,125            123
         20,000  *  LSI Logic Corporation                                                               655,000             37
         26,100     MCI Communications Corporation                                                      681,863             39
         22,500  *  Microsoft Corporation                                                             1,974,375            112
         24,700     Motorola, Inc.                                                                    1,407,900             80
         19,000  *  National Semiconductor Corporation                                                  422,750             24
         29,550  *  Oracle Corporation                                                                1,252,180             72
         21,600  *  Premenos Technology Corporation                                                     569,700             32
         13,400     Sprint Corporation                                                                  534,325             30
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     24,531,329          1,396
------------------  ----------------------------------------------------------------------------------------------------------
                    Transportation--1.4%
         11,800  *  AMR Corporation                                                                     876,150             50
          6,200     Burlington Northern, Inc.                                                           483,600             27
         15,600     Union Pacific Corporation                                                         1,029,600             59
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,389,350            136
------------------  ----------------------------------------------------------------------------------------------------------
                    Utilities--8.9%
         20,000     Ameritech Corporation                                                             1,180,000             67
         16,600     Bell Atlantic Corporation                                                         1,110,125             63
         42,600     BellSouth Corporation                                                             1,853,100            105
         23,000     Carolina Power & Light Company                                                      793,500             45
         40,000     Cinergy Corporation                                                               1,225,000             70
         23,000     Duke Power Company                                                                1,089,625             63
         28,200     FPL Group, Inc.                                                                   1,307,775             74
         35,600     GTE Corporation                                                                   1,566,400             89
         15,700     NYNEX Corporation                                                                   847,800             48
         16,000     Pacific Telesis Group                                                               538,000             31
         26,000     PacifiCorp                                                                          552,500             31
         16,300     Peco Energy Company                                                                 491,036             28
         22,100     SBC Communications, Inc.                                                          1,270,750             72
         28,000     Texas Utilities Company                                                           1,151,500             66
         17,100     US West, Inc.                                                                       611,325             35
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     15,588,436            887
                    CONVERTIBLE BONDS--.6%
                    Consumer Services
         1,500M     Bell Sports Corporation, 4 1U4%, 11/15/2000 (cost $1,289,084)                     1,050,000             60
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--4.5%
         1,200M     Dupont (E.I.) DeNemours & Co., 5.7%, 1/9/96                                       1,198,480             68
         1,650M     GTE Southwest, Inc., 5.75%, 1/16/96                                               1,646,047             94
         1,500M     Idaho Power Company, 5.75%, 1/12/96                                               1,497,365             85
         1,800M     Lubrizol Corporation , 5.74%, 1/5/96                                              1,798,852            103
         1,800M     Nestle Capital Corporation, 5.67%, 1/3/96                                         1,799,432            102
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $7,940,176)                       7,940,176            452
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $136,898,998)                                 99.8%                175,440,598          9,982
Other Assets, Less Liabilities                                                   .2                     312,218             18
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                                    100.0%              $ 175,752,816         10,000
==================  ==========================================================================================================
                    * Non-income producing






Portfolio of Investments
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT SERIES
(A Series of First Investors Series Fund)
December 31, 1995


<CAPTION






------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principal                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    MUNICIPAL BONDS--100.1%
                    Alaska--3.0%
        $  200M     Anchorage General Obligation 6 1U2%, 7/1/2004                                    $  225,000        $   304
------------------  ----------------------------------------------------------------------------------------------------------
                    Arizona--12.3%
                    Maricopa County Unified School District General Obligation:
           300M     #11 (Peoria) 7%, 7/1/2001*                                                          339,375            460
           250M     #80 (Chandler) 6.6%, 7/1/2006                                                       286,875            387
           250M     Phoenix Civic Impt. Corp. Mun. Facs. Excise Tax Rev. 6 3U4%, 7/1/2004               284,375            384
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        910,625          1,231
------------------  ----------------------------------------------------------------------------------------------------------
                    Arkansas--3.0%
           200M     Arkansas St. Fin. Auth. Water Rev. 6.4%, 6/1/2002*                                  223,750            303
------------------  ----------------------------------------------------------------------------------------------------------
                    California--6.7%
           150M     Pittsburg Pub. Fing. Auth. Wastewater Rev. 6.8%, 6/1/2001                           170,250            230
           300M     San Diego Pub. Fing. Auth. Sewer  Rev. 6%, 5/15/2005                                327,750            443
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        498,000            673
------------------  ----------------------------------------------------------------------------------------------------------
                    Illinois--23.5%
           250M     Chicago General Obligation 6 1U4%, 10/31/2001                                       271,875            368
           250M     Chicago Park District 6%, 1/1/2007                                                  269,063            364
           200M     Chicago Wastewater Transmission Rev. 6 3U4%, 11/15/2000*                            225,000            304
           200M     Cook County High School District General Obligation
           250M     Northwest Subn. Mun. Jt. Action Water Agy. 6.35%, 5/1/2006                          277,812            376
           400M     Regional Transportation Authority 7 3U4%, 6/1/2003                                  478,500            647
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,735,500          2,347
------------------  ----------------------------------------------------------------------------------------------------------
                    Indiana--2.3%
           150M     Valparaiso Indpt. Multi-Schools Bldg. Corp. 6 5U8%, 7/1/2002*                       170,437            230
------------------  ----------------------------------------------------------------------------------------------------------
                    Kentucky--3.7%
           200M     Louisville & Jefferson County Met. Sewer District 10%, 5/15/2004                    270,250            365
------------------  ----------------------------------------------------------------------------------------------------------
                    Louisiana--2.7%
           175M     Louisiana General Obligation 7%, 5/1/2001                                           197,312            267
------------------  ----------------------------------------------------------------------------------------------------------
                    Michigan--10.4%
         1,000M     Brighton Area School District General Obligation Zero Cpn. 5/1/2005*                313,750            425
           250M     Grand Ledge School District 6.6%, 5/1/2004                                          288,750            390
           150M     Morley-Stanwood Cmnty. School 6 1U2%, 5/1/2005                                      168,563            229
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        771,063          1,044
------------------  ----------------------------------------------------------------------------------------------------------
                    New Jersey--3.1%
           200M     New Jersey Economic Dev. Auth. Mkt. Transition Fac. Rev. 7%, 7/1/2004               232,250            314
------------------  ----------------------------------------------------------------------------------------------------------
                    New York--10.4%
                    New York City General Obligati
           150M       6 5U8%, 8/1/2002*                                                                 171,000            231
           250M       8%, 8/1/2005                                                                      313,438            424
                    Niagara Falls Bridge Commission:
           100M       6 1U8%, 10/1/2002                                                                 111,750            151
           150M       6.3%, 10/1/2002*                                                                  169,125            229
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        765,313          1,035
------------------  ----------------------------------------------------------------------------------------------------------
                    Ohio--3.1%
           200M     Columbus City Sch. Dist. General Obligation 6.65%, 12/1/2002*                       229,500            311
------------------  ----------------------------------------------------------------------------------------------------------
                    Pennsylvania- 3.1%
           200M     Pennsylvania Intergovernmental Coop. Auth. Special Tax Rev.
                      7%, 6/15/2004                                                                     229,750            311
------------------  ----------------------------------------------------------------------------------------------------------
                    Puerto Rico--1.9%
           125M     Puerto Rico Electrical Power Auth. Rev. 6 1U2%, 7/1/2005                            142,031            192
------------------  ----------------------------------------------------------------------------------------------------------
                    Rhode Island--3.1%
           200M     Rhode Island Depositors Econ. Protection Corp. 7.1%, 8/1/2001*                      230,000            311
------------------  ----------------------------------------------------------------------------------------------------------
                    Texas--4.6%
           300M     Harris County Toll Road General Obligation 6 1U2%, 8/15/2002*                       339,375            459
                    Washington--3.2%
        $  200M     Snohomish & Island Counties School District General Obligation
                      #401 (Stanwood), 7%, 12/15/2005                                                  $235,000           $317
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $7,014,821)                                      100.1%          7,405,156         10,014
Excess of Liabilities Over Other Assets                                                 (.1)            (10,215)           (4)
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                    $7,394,941        $10,000
==================  ==========================================================================================================
* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded









Portfolio of Investments
FIRSTINVESTORS INVESTMENT GRADE SERIES
(A Series of First Investgors Series Fund)
December 31, 1995


<CAPTION






------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principal                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    MUNICIPAL BONDS--100.1%
                    Alaska--3.0%
        $  200M     Anchorage General Obligation 6 1U2%, 7/1/2004                                    $  225,000        $   304
------------------  ----------------------------------------------------------------------------------------------------------
                    Arizona--12.3%
                    Maricopa County Unified School District General Obligation:
           300M     #11 (Peoria) 7%, 7/1/2001*                                                          339,375            460
           250M     #80 (Chandler) 6.6%, 7/1/2006                                                       286,875            387
           250M     Phoenix Civic Impt. Corp. Mun. Facs. Excise Tax Rev. 6 3U4%, 7/1/2004               284,375            384
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        910,625          1,231
------------------  ----------------------------------------------------------------------------------------------------------
                    Arkansas--3.0%
           200M     Arkansas St. Fin. Auth. Water Rev. 6.4%, 6/1/2002*                                  223,750            303
------------------  ----------------------------------------------------------------------------------------------------------
                    California--6.7%
           150M     Pittsburg Pub. Fing. Auth. Wastewater Rev. 6.8%, 6/1/2001                           170,250            230
           300M     San Diego Pub. Fing. Auth. Sewer  Rev. 6%, 5/15/2005                                327,750            443
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        498,000            673
------------------  ----------------------------------------------------------------------------------------------------------
                    Illinois--23.5%
           250M     Chicago General Obligation 6 1U4%, 10/31/2001                                       271,875            368
           250M     Chicago Park District 6%, 1/1/2007                                                  269,063            364
           200M     Chicago Wastewater Transmission Rev. 6 3U4%, 11/15/2000*                            225,000            304
           200M     Cook County High School District General Obligation
           250M     Northwest Subn. Mun. Jt. Action Water Agy. 6.35%, 5/1/2006                          277,812            376
           400M     Regional Transportation Authority 7 3U4%, 6/1/2003                                  478,500            647
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,735,500          2,347
------------------  ----------------------------------------------------------------------------------------------------------
                    Indiana--2.3%
           150M     Valparaiso Indpt. Multi-Schools Bldg. Corp. 6 5U8%, 7/1/2002*                       170,437            230
------------------  ----------------------------------------------------------------------------------------------------------
                    Kentucky--3.7%
           200M     Louisville & Jefferson County Met. Sewer District 10%, 5/15/2004                    270,250            365
------------------  ----------------------------------------------------------------------------------------------------------
                    Louisiana--2.7%
           175M     Louisiana General Obligation 7%, 5/1/2001                                           197,312            267
------------------  ----------------------------------------------------------------------------------------------------------
                    Michigan--10.4%
         1,000M     Brighton Area School District General Obligation Zero Cpn. 5/1/2005*                313,750            425
           250M     Grand Ledge School District 6.6%, 5/1/2004                                          288,750            390
           150M     Morley-Stanwood Cmnty. School 6 1U2%, 5/1/2005                                      168,563            229
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        771,063          1,044
------------------  ----------------------------------------------------------------------------------------------------------
                    New Jersey--3.1%
           200M     New Jersey Economic Dev. Auth. Mkt. Transition Fac. Rev. 7%, 7/1/2004               232,250            314
------------------  ----------------------------------------------------------------------------------------------------------
                    New York--10.4%
                    New York City General Obligati
           150M       6 5U8%, 8/1/2002*                                                                 171,000            231
           250M       8%, 8/1/2005                                                                      313,438            424
                    Niagara Falls Bridge Commission:
           100M       6 1U8%, 10/1/2002                                                                 111,750            151
           150M       6.3%, 10/1/2002*                                                                  169,125            229
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        765,313          1,035
------------------  ----------------------------------------------------------------------------------------------------------
                    Ohio--3.1%
           200M     Columbus City Sch. Dist. General Obligation 6.65%, 12/1/2002*                       229,500            311
------------------  ----------------------------------------------------------------------------------------------------------
                    Pennsylvania- 3.1%
           200M     Pennsylvania Intergovernmental Coop. Auth. Special Tax Rev.
                      7%, 6/15/2004                                                                     229,750            311
------------------  ----------------------------------------------------------------------------------------------------------
                    Puerto Rico--1.9%
           125M     Puerto Rico Electrical Power Auth. Rev. 6 1U2%, 7/1/2005                            142,031            192
------------------  ----------------------------------------------------------------------------------------------------------
                    Rhode Island--3.1%
           200M     Rhode Island Depositors Econ. Protection Corp. 7.1%, 8/1/2001*                      230,000            311
------------------  ----------------------------------------------------------------------------------------------------------
                    Texas--4.6%
           300M     Harris County Toll Road General Obligation 6 1U2%, 8/15/2002*                       339,375            459
                    Washington--3.2%
        $  200M     Snohomish & Island Counties School District General Obligation
                      #401 (Stanwood), 7%, 12/15/2005                                                  $235,000           $317
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $7,014,821)                                      100.1%          7,405,156         10,014
Excess of Liabilities Over Other Assets                                                 (.1)            (10,215)           (14)
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                    $7,394,941        $10,000
==================  ==========================================================================================================
* Municipal Bonds which have been prerefunded are shown maturing at the prerefunded





Portfolio of Investments
FIRSTINVESTORS INVESTMENT GRADE SERIES
(A Series of First Investgors Series Fund)
December 31, 1995








------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principal                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    CORPORATE BONDS--86.9%
                    Aerospace/Defense--4.6%
        $  700M     Boeing Co., 6.35%, 2003                                                         $   718,756        $   140
           750M     Lockheed Corp., 6 3U4%, 2003                                                        784,501            153
           750M     Rockwell International Corp., 8 3U8%, 2001                                          838,442            165
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,341,699            458
------------------  ----------------------------------------------------------------------------------------------------------
                    Apparel/Textiles--.6%
           250M     VF Corp., 9 1U2%, 2001                                                              288,059             56
------------------  ----------------------------------------------------------------------------------------------------------
                    Building Materials--1.3%
           600M     Masco Corp., 9%, 2001                                                               685,187            134
------------------  ----------------------------------------------------------------------------------------------------------
                    Chemicals--2.1%
           250M     Arco Chemical Co., 9.9%, 2000                                                       293,743             57
           700M     Lubrizol Corp., 7 1U4%, 2025                                                        770,027            151
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,063,770            208
------------------  ----------------------------------------------------------------------------------------------------------
                    Conglomerates--3.1%
           700M     Hanson Overseas, B.V., 7 3U8%, 2003                                                 751,630            147
           750M     Tenneco, Inc., 7 7U8%, 2002                                                         818,960            160
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,570,590            307
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Non-Durables--1.5%
           700M     American Home Products Corp., 7.9%, 2005                                            788,802            154
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Products--2.5%
         1,250M     Mattel, Inc., 6 3U4%, 2000                                                        1,282,650            251
------------------  ----------------------------------------------------------------------------------------------------------
                    Electric & Gas Utilities--12.7%
           750M     Baltimore Gas & Electric Co., 6 1U2%, 2003                                          769,550            150
           800M     Carolina Power & Light Co., 7 3U4%, 2003                                            820,695            160
           600M     Commonwealth Edison, 8 1U4%, 2006                                                   684,422            134
         1,000M     Duke Power Co., 5 7U8%, 2003                                                        978,202            191
           800M     Kansas Gas & Electric Co., 7.6%, 2003                                               862,753            169
           525M     Old Dominion Electric Cooperative, 7.97%, 2002                                      569,975            112
           750M     Philadelphia Electric Co., 8%, 2002                                                 818,549            161
           925M     Southwestern Electric Power Co., 7%, 2007                                           988,547            194
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      6,492,693          1,271
------------------  ----------------------------------------------------------------------------------------------------------
                    Energy--1.5%
           700M     Baroid Corp., 8%, 2003                                                              776,656            152
------------------  ----------------------------------------------------------------------------------------------------------
                    Financial Services--16.4%
           925M     Banc One Corp., 7 1U4%, 2002                                                        985,389            193
           660M     BankAmerica Corp., 9 1U2%, 2001                                                     764,201            149
           875M     Barnett Banks, Inc., 8 1U2%, 1999                                                   942,337            184
           700M     Chemical Bank, Inc., 7%, 2005                                                       737,655            144
           150M     Citicorp, 10.15%, 1998                                                              163,304             32
           800M     Citicorp, 8%, 2003                                                                  884,033            174
           250M     CoreStates Capital Corp., 9 3U8%, 2003                                              296,183             58
           450M     First Union Corp., 8 1U8%, 2002                                                     497,867             97
           750M     Mellon Bank N.A., 6 1U2%, 2005                                                      764,887            149
           550M     Meridian Bancorp, 7 7U8%, 2002                                                      603,336            118
           925M     Morgan Guaranty Trust Co., 7 3U8%, 2002                                             993,287            194
           700M     NationsBank Corporation., 8 1U8%, 2002                                              773,500            151
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      8,405,979          1,643
------------------  ----------------------------------------------------------------------------------------------------------
                    Food/Beverage/Tobacco--7.4%
           750M     Anheuser Busch Company, Inc., 7%, 2005                                              788,752            154
           500M     Coca-Cola Enterprises, Inc., 7 7U8%, 2002                                           549,840            107
           700M     Hershey Foods Corp., 6.7%, 2005                                                     737,951            144
           900M     Philip Morris Cos., Inc., 7 1U8%, 2002                                              944,185            185
           650M     Universal Corp., 9 1U4%, 2001                                                       743,375            145
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      3,764,103            735
------------------  ----------------------------------------------------------------------------------------------------------
                    Healthcare--1.5%
           700M     Columbia/HCA Healthcare, 7.69%., 2025                                               774,749            151
-----------------------------------------------------------------------------------------------------------------------------
                    Investment/Finance Companies--5.0%
           700M     Associates Corp. of North America, 7 7U8%, 2001                                     765,033            149
           700M     General Electric Capital Corp., 7 7U8%, 2006                                        801,092            157
           700M     General Motors Acceptance Corp., 7 1U8%, 1999                                       728,703            142
           250M     International Lease Finance Corp., 8 7U8%, 2001                                     282,050             55
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,576,878            503
------------------  ----------------------------------------------------------------------------------------------------------
                    Media/Cable Television--4.8%
           700M     New York Times Co., Inc., 7 5U8%, 2005                                              777,259            152
           750M     PanAmSat Capital Corp., 9 3U4%, 2000                                                791,250            155
           800M     Tele-Communications, Inc., 8 1U4%, 2003                                             870,871            170
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,439,380            477
------------------  ----------------------------------------------------------------------------------------------------------
                    Miscellaneous--.5%
           250M     Alco Standard Corp., 8 7U8%, 2001                                                   283,041             55
------------------  ----------------------------------------------------------------------------------------------------------
                    Oil/Natural Gas--4.3%
           750M     BP America, Inc., 7 7U8%, 2002                                                      829,797            162
           700M     Columbia Gas System, Inc., 6.8%, 2005                                               723,224            141
           500M     Mobil Corp., 8 5U8%, 2021                                                           637,257            125
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,190,278            428
------------------  ----------------------------------------------------------------------------------------------------------
                    Paper/Forest Products--5.1%
           500M     MacMillan & Bloedel, Ltd., 8 1U2%, 2004                                             561,272            110
           500M     S.D. Warren Company, 12%, 2004                                                      552,500            108
           650M     Stone Container Corp., 10 3U4%, 2002                                                675,188            132
           750M     Temple Inland, Inc., 9%, 2001                                                       856,817            167
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,645,777            517
------------------  ----------------------------------------------------------------------------------------------------------
                    Retail-General Merchandise--1.5%
           750M     Penney (J.C.) & Co., 6 1U8%, 2003                                                   752,712            147
                    Technology--3.0%
           750M     International Business Machines Corp., 6 3U8%, 2000                                 768,870            150
           725M     Xerox Corp., 7.15%, 2004                                                            772,680            151
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,541,550            301
------------------  ----------------------------------------------------------------------------------------------------------
                    Telephone--7.5%
           500M     GTE Corp., 8.85%, 1998                                                              530,528            104
           850M     MCI Communication Corp., 7 1U2%, 2004                                               933,660            182
         1,000M     Pacific Bell Telephone Co., 7%, 2004                                              1,051,879            206
         1,250M     Southern Bell Telephone & Telegraph Co., Inc., 8 1U8%, 2017                       1,296,739            253
----------------  ------------------------------------------------------------------------------------------------------------
                                                                                                      3,812,806            745
------------------------------------------------------------------------------------------------------------------------------
                    Total Value of Corporate Bonds (cost $41,846,181)                                44,477,359          8,693
------------------------------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT OBLIGATIONS--7.8%
           700M     Federal Home Loan Mortgage Corp., 7.88%, 2004                                       715,988            140
         3,000M     United States Treasury Note, 7 3U4%, 2000                                         3,259,688            637
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of U.S. Government Obligations (cost $3,900,250)                      3,975,676            777
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--3.0%
           850M     Gannett Company, 5.85%, 1/8/96                                                      849,034            166
           700M     Home Depot Inc., 5.7%, 1/5/96                                                       699,556            137
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $1,548,590)                       1,548,590            303
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $47,295,021)                             97.7%                      50,001,625          9,773
Other Assets, Less Liabilities                                             2.3                        1,161,815            227
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                               100.0%                    $ 51,163,440         10,000
==================  ==========================================================================================================



See notes to financial statements




Portfolio of Investments
FIRST INVESTORS SPECIAL SITUATIONS SERIES
(A Series of First Investors Series Fund)
December 31, 1995

------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principal                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--84.8%
                    Basic Industry--2.0%
         10,300     Chesapeake Corporation                                                         $    305,137         $   23
         67,200  *  Interpool, Inc.                                                                   1,201,200             93
         75,000  *  Repap Enterprises, Inc.                                                             332,813             26
         22,800     Schulman, Inc. - Class "A"                                                          513,000             39
         25,200  *  Universal Stainless & Alloy Products, Inc.                                          267,750             21
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,619,900            202
------------------  ----------------------------------------------------------------------------------------------------------
                    Capital Goods--3.0%
         28,200     AGCO Corporation                                                                  1,438,200            111
         41,800     Case Corporation                                                                  1,912,350            147
         63,400     Owosso Corporation                                                                  562,675             43
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      3,913,225            301
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Durables--1.1%
         25,700     Falcon Products, Inc.                                                               337,313             26
         63,800  *  National R.V. Holdings, Inc.                                                        741,675             57
          9,800  *  Wolverine Tube, Inc.                                                                367,500             28
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,446,488            111
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Non-Durables--1.5%
         26,000     Dreyer's Grand Ice Cream, Inc.                                                      864,500             67
         45,000  *  Ralcorp Holdings, Inc.                                                            1,091,250             84
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,955,750            151
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Services--20.2%
         29,500     Advo, Inc.                                                                          767,000             59
         37,400  *  Barnes & Noble, Inc.                                                              1,084,600             83
         79,700  *  Bell Sport Corporation                                                              637,600             49
        119,300  *  Cannondale Corporation                                                            1,893,888            146
         67,500  *  Cinar Films, Inc. - Class "B"                                                     1,020,937             79
         46,500  *  CUC International, Inc.                                                           1,586,813            122
         50,400  *  Discount Auto Parts, Inc.                                                         1,568,700            121
         52,000     Equifax, Inc.                                                                     1,111,500             86
         18,000  *  Federated Department Stores, Inc.                                                   495,000             38
         54,900  *  Franklin Electronic Publishers, Inc.                                              1,619,550            123
         36,000     Gaylord Entertainment Company - Class "A"                                           999,000             77
         63,000  *  Home Shopping Network, Inc.                                                         567,000             44
         56,900     La Quinta Inns, Inc.                                                              1,557,637            120
         43,100  *  Meyer (Fred), Inc.                                                                  969,750             75
         49,700  *  Monarch Casino & Resort, Inc.                                                       173,950             13
         36,100  *  NHP, Inc.                                                                           667,850             51
         31,400  *  REX Stores Corporation                                                              557,350             43
         51,500     Rite Aid Corporation                                                              1,763,875            136
         14,400  *  Studio Plus Hotel, Inc.                                                             370,800             29
         22,900     Talbots, Inc.                                                                       658,375             52
         61,600  *  Tele-Communications, TCI Group - Class "A"                                        1,224,300             94
        110,400  *  U.S. Office Products Company                                                      2,511,600            193
         90,000  *  USCI, Inc.                                                                          888,750             68
         33,000  *  Viacom, Inc. - Class "B"                                                          1,563,375            120
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     26,259,200          2,021
------------------  ----------------------------------------------------------------------------------------------------------
                    Energy--.9%
         21,600     Snyder Oil Company                                                                  261,900             20
          7,200     Sonat, Inc.                                                                         256,500             20
         10,800  *  Tejas Gas Corporation                                                               571,050             44
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,089,450             84
------------------  ----------------------------------------------------------------------------------------------------------
                    Financial--8.1%
         37,100  *  American Travellers Corporation                                                   1,043,437             80
         65,700     Amvestors Financial Corporation                                                     771,975             59
         15,500     Boatmens Bancshares, Inc.                                                           633,563             49
          4,400     Commercial Federal Corporation                                                      166,100             13
         26,500     First USA, Inc.                                                                   1,175,937             91
         52,500     Independent Bank Corporation                                                        387,188             30
         37,500     Integon Corporation                                                                 773,438             60
         16,500     Mark Twain Bancshares, Inc.                                                         639,375             49
         14,600     Mercantile Bancorporation                                                           671,600             52
         70,000  *  Penn Treaty American Corporation                                                  1,155,000             89
         43,550     Reliance Group Holdings, Inc.                                                       375,618             29
         18,468     Southern National Corporation                                                       484,785             37
         54,000     Titan Holdings, Inc.                                                                776,250             60
         35,900  *  WFS Financial, Inc.                                                                 700,050             54
         64,000     Willis Corroon Group PLC (ADR)                                                      744,000             57
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     10,498,316            809
------------------  ----------------------------------------------------------------------------------------------------------
                    Health Care/Miscellaneous--13.4%
         21,600     AHI Healthcare System, Inc.                                                         124,200             10
         35,800  *  American Medical Response, Inc.                                                   1,163,500             90
         14,400  *  American Oncology Resources, Inc.                                                   700,200             54
         75,500  *  Applied Bioscience International, Inc.                                              509,625             39
         30,000  *  Arbor Health Care Company                                                           525,000             40
         26,000  *  Boston Scientific Corporation                                                     1,274,000             98
         28,000     Dentsply International, Inc.                                                      1,120,000             86
         86,500  *  Ethical Holdings PLC (ADR)                                                          778,500             60
         38,200     Fisher Scientific International                                                   1,274,925             98
         26,000  *  Health Care and Retirement Corporation                                              910,000             70
         34,300  *  Humana, Inc.                                                                        938,962             72
         18,000  *  InStent, Inc.                                                                       270,000             21
         31,600  *  Living Centers of America, Inc.                                                   1,106,000             85
         57,100  *  Mid Atlantic Medical Services, Inc.                                               1,384,675            107
         10,800  *  Norland Medical System, Inc.                                                        251,100             19
         36,400  *  Noven Pharmaceuticals, Inc.                                                         409,500             32
         21,600  *  Orthologic Corporation                                                              313,200             24
         30,900  *  Pacific Physicians Services, Inc.                                                   556,200             43
         32,000  *  Pyxis Corporation                                                                   468,000             36
         18,500  *  Rural/Metro Corporation                                                             418,563             32
         18,000  *  Tecnol Medical Products, Inc.                                                       324,000             25
         39,600     Teva Pharmaceutical Industries Ltd. (ADR)                                         1,836,450            141
         74,900  *  Vidamed, Inc.                                                                       711,550             55
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     17,368,150          1,337
------------------------------------------------------------------------------------------------------------------------------
                   Technology--26.8%
         30,100  *  Adaptec, Inc.                                                                     1,234,100             95
         19,500  *  Altera Corporation                                                                  970,125             75
         28,800  *  Applied Materials, Inc.                                                           1,134,000             87
         36,700  *  Atmel Corporation                                                                   821,162             63
         34,500  *  BISYS Group, Inc.                                                                 1,060,875             82
         32,600  *  Broadway & Seymour, Inc.                                                            529,750             41
         36,000  *  Catalyst International, Inc.                                                        414,000             32
         14,400  *  Cerner Corporation                                                                  295,200             23
         14,000  *  Cisco System, Inc.                                                                1,044,750             80
         17,700     Computer Associates International, Inc.                                           1,006,687             78
         36,000     Cornerstone Imaging, Inc.                                                           522,000             40
         39,600  *  Data Works Corporation                                                              499,950             38
         36,000  *  Davidson & Associates, Inc.                                                         792,000             61
         25,300  *  Discreet Logic, Inc.                                                                632,500             49
         63,400  *  EMC Corporation                                                                     974,775             75
         19,650  *  FileNet Corporation                                                                 923,550             71
         52,900  *  Fulcrum Technologies, Inc.                                                        1,719,250            132
         14,400  *  HCIA, Inc.                                                                          673,200             52
         36,000  *  IDX Systems Corporation                                                           1,251,000             96
         17,000  *  Informix Corporation                                                                510,000             39
         38,000  *  Integrated Micro Products PLC (ADR)                                                 703,000             54
         60,700  *  Intersolv                                                                           781,513             60
         13,700  *  Lam Research Corporation                                                            626,775             48
         46,200  *  LSI Logic Corporation                                                             1,513,050            117
         28,800  *  Mercury Interactive Corporation                                                     525,600             41
         32,900  *  Metatec Corporation                                                                 361,900             28
         50,300  *  MySoftware Company                                                                  641,325             49
         84,900  *  National Semiconductor Corporation                                                1,889,025            146
         37,200  *  Oracle Corporation                                                                1,576,350            121
        140,500  *  Plasma-Therm, Inc.                                                                  351,250             27
         55,600  *  Premenos Technology Corporation                                                   1,466,450            113
         32,100     Reynolds & Reynolds Company                                                       1,247,887             96
         46,800  *  Saville Systems Ireland (ADR)                                                       666,900             51
         28,900  *  Softkey International, Inc.                                                         668,313             51
         73,700  *  Symantec Corporation                                                              1,713,525            132
         58,000  *  Systems Soft Corporation                                                            652,500             50
         38,500  *  Tower Semiconductor Ltd.                                                            851,813             66
         14,600  *  Veritas Software Corporation                                                        554,800             43
         35,200  *  VLSI Technology, Inc.                                                               638,000             49
         13,400  *  Xilinx, Inc.                                                                        408,700             32
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     34,847,550          2,683
------------------  ----------------------------------------------------------------------------------------------------------
                    Telecommunications--6.9%
         16,500  *  Ascend Communications, Inc.                                                       1,338,563            103
         27,800  *  Boston Technology, Inc.                                                             354,450             27
         48,600     ECI Telecommunications Limited Designs                                            1,108,686             86
         42,000     Ericsson (L.M.) Telephone Company (ADR)                                             819,000             64
         15,600     Motorola, Inc.                                                                      889,200             68
         13,700  *  NETCOM On-Line Communication Services, Inc.                                         493,200             38
         23,100     Nokia Corporation (ADR) - Class "A"                                                 898,013             69
         35,800  *  Octel Communications Corporation                                                  1,154,550             89
         12,900  *  TCSI Corporation                                                                    238,650             18
         61,500  *  Tele-Communications, Inc. Liberty Media Group - Class "A"                         1,652,813            127
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      8,947,125            689
------------------  ----------------------------------------------------------------------------------------------------------
                    Transportation--.9%
          7,200  *  Celadon Group, Inc.                                                                  64,800              5
        126,400  *  Transportacion Maritima Mexicana S.A. (ADR)                                       1,058,600             81
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,123,400             86
------------------------------------------------------------------------------------------------------------------------------
                    Total Value of Common Stocks (cost $90,301,263)                                 110,068,554          8,474
------------------------------------------------------------------------------------------------------------------------------
                    CONVERTIBLE BONDS--.3%
           450M     Pacific Physicians Services, Inc., 5 1/2%, 2003 (cost $450,000)                     435,375             33
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--14.7%
         2,800M     B.A.T Capital Corporation, 5.75%, 1/12/96                                         2,795,080            215
         5,300M     Cargill Corporation, 5.66%, 1/16/96                                               5,287,500            407
         1,200M     Chevron Oil Corporation, 5.76%, 1/18/96                                           1,196,736             92
           600M     Ford Motor Credit Company, 5.70%, 1/11/96                                           599,050             46
           500M     Lubrizol Corporation, 5.74%, 1/5/96                                                 499,680             39
           500M     Nestles Capital Corporation, 5.67%, 1/3/96                                          499,843             39
           500M     Pacific Bell, 5.65%, 1/22/96                                                        498,352             38
         4,850M     Snap-On Tools Corporation, 5.90%, 1/5/96                                          4,846,821            373
         2,900M     Transamerica Finance Corporation, 5.76%, 1/11/96                                  2,895,362            223
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $19,118,424)                     19,118,424          1,472
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $109,869,687)                             99.8%                    129,622,353          9,979
Other Assets, Less Liabilities                                               .2                         274,126             21
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                                100.0%                    129,896,479         10,000
==================  ==========================================================================================================
* Non-income producing


See notes to financial statements



Portfolio of Investments
FIRST INVESTORS TOTAL RETURN SERIES
(A Series of First Investors Series Fund)
December 31, 1995

------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principal                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--51.4%
                    Basic Industry--2.7%
          2,600     Dow Chemical Company                                                            $   182,975        $    33
          4,800     Du Pont (E.I.) De Nemours & Company                                                 335,400             60
         17,600  *  Interpool, Inc.                                                                     314,600             56
          4,100     Minnesota Mining & Manufacturing Company                                            271,625             49
          3,400     Monsanto Company                                                                    416,500             74
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,521,100            272
------------------  ----------------------------------------------------------------------------------------------------------
                    Capital Goods--3.4%
          3,200     Boeing Company                                                                      250,800             45
          6,300     Deere & Company                                                                     222,075             40
          2,100     Emerson Electric Company                                                            171,675             31
         16,200     General Electric Company                                                          1,166,400            210
          2,900  *  Varity Corporation                                                                  107,663             19
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,918,613            345
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Durables--1.0%
          9,600     Ford Motor Company                                                                  278,400             49
          3,100     Goodyear Tire & Rubber Company                                                      140,663             25
          4,200     Masco Corporation                                                                   131,775             24
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        550,838             98
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Non-Durables--13.0%
          7,900     Abbott Laboratories                                                                 329,825             59
          2,700     American Home Products Corporation                                                  261,900             47
          5,000     Bristol-Myers Squibb Company                                                        429,375             77
         12,000     Coca-Cola Company                                                                   891,000            160
          3,400     Columbia/HCA Healthcare Corporation                                                 172,550             31
         10,600     Dreyer's Grand Ice Cream, Inc.                                                      352,450             63
          3,300     Eastman Kodak Company                                                               221,100             40
          5,800     Eli Lilly & Company                                                                 326,250             60
          4,200     Gillette Company                                                                    218,925             39
          6,600     Johnson & Johnson                                                                   565,125            101
          2,600     Kimberly-Clark Corporation                                                          215,150             40
         11,700     Merck & Company, Inc.                                                               769,275            138
         12,700  *  Mid Atlantic Medical Services, Inc.                                                 307,975             55
          7,650     PepsiCo, Inc.                                                                       427,443             77
          6,200     Pfizer, Inc.                                                                        390,600             70
          4,100     Philip Morris Companies, Inc.                                                       371,050             67
          6,700     Procter & Gamble Company                                                            556,100            100
          3,600     Schering-Plough Corporation                                                         197,100             35
          1,500     Unilever N.V.                                                                       211,125             38
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      7,214,318          1,297
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Services--4.7%
          8,000     Gap, Inc.                                                                           336,000             60
          4,400     Home Depot, Inc.                                                                    210,650             38
         10,100     La Quinta Inns, Inc.                                                                276,487             50
          3,200     McDonald's Corporation                                                              144,400             26
         18,200  *  REX Stores Corporation                                                              323,050             58
          8,000     Time Warner, Inc.                                                                   303,000             54
          3,100  *  Viacom, Inc. - Class "B"                                                            146,863             26
         17,300     Wal-Mart Stores, Inc.                                                               387,088             69
          7,300     Walgreen Company                                                                    218,088             39
          4,700     Walt Disney Company                                                                 277,300             50
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,622,926            470
------------------  ----------------------------------------------------------------------------------------------------------
                    Energy--5.9%
          5,000     Amoco Corporation                                                                   359,375             65
          1,500     Atlantic Richfield Company                                                          166,125             30
          6,100     Chevron Corporation                                                                 320,250             57
         11,900     Exxon Corporation                                                                   953,487            171
          3,800     Mobil Corporation                                                                   425,600             76
          5,000     Royal Dutch Petroleum Company                                                       705,625            127
          2,250     Schlumberger, Ltd.                                                                  155,813             28
          2,500     Texaco, Inc.                                                                        196,250             35
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      3,282,525            589
------------------------------------------------------------------------------------------------------------------------------
-                   Financial--4.9%
          4,800     American Express Company                                                            198,600             36
          4,500     American International Group, Inc.                                                  416,250             75
          3,400     BankAmerica Corporation                                                             220,150             40
          6,000     Citicorp                                                                            403,500             72
          2,400     Federal National Mortgage Association                                               297,900             53
          5,600     NationsBank Corporation                                                             389,900             70
         19,525     Southern National Corporation                                                       512,531             92
          9,000     US Bancorp, Inc.                                                                    297,000             54
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,735,831            492
------------------  ----------------------------------------------------------------------------------------------------------
                    Health Care/Miscellaneous--.7%
          8,100     Teva Pharmaceutical Industries Ltd. (ADR)                                           375,637             67
------------------  ----------------------------------------------------------------------------------------------------------
                    Technology--8.7%
         15,100     A T & T Corp.                                                                       977,725            176
          5,000  *  Airtouch Communications, Inc.                                                       141,250             25
          4,400  *  Cisco Systems, Inc.                                                                 328,350             59
          4,400     Hewlett-Packard Company                                                             368,500             66
          4,400     International Business Machines Corporation                                         403,700             72
          8,000  *  LSI Logic Corporation                                                               262,000             47
          6,000     MCI Communications Corporation                                                      156,750             28
          5,400  *  Microsoft Corporation                                                               473,850             85
          5,700     Motorola, Inc.                                                                      324,900             58
         15,700  *  National Semiconductor Corporation                                                  349,325             63
         14,250  *  Oracle Corporation                                                                  603,843            109
         17,800  *  Premenos Technology Corporation                                                     469,475             84
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      4,859,668            872
------------------  ----------------------------------------------------------------------------------------------------------
                    Telecommunications--2.8%
          6,000  *  Ascend Communications, Inc.                                                         486,750             88
         15,200     ECI Telecommunications Limited Designs                                              346,750             62
         11,800  *  Octel Communications Corporation                                                    380,550             68
          5,900  *  Tele-Communications, Inc. Liberty Media Group - Class "A"                           158,563             28
          5,300     US West Communications Group                                                        189,475             34
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,562,088            280
------------------------------------------------------------------------------------------------------------------------------
                    Utilities--3.6%
          5,500     Ameritech Corporation                                                               324,500             58
          4,200     Bell Atlantic Corporation                                                           280,875             50
          9,600     BellSouth Corporation                                                               417,600             76
          9,400     GTE Corporation                                                                     413,600             74
          4,000     NYNEX Corporation                                                                   216,000             39
          6,100     SBC Communications, Inc.                                                            350,750             63
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,003,325            360
------------------------------------------------------------------------------------------------------------------------------
                    Total Value of Common Stocks (cost $21,915,731)                                  28,646,869          5,142
------------------------------------------------------------------------------------------------------------------------------
                    CORPORATE BONDS--18.5%
                    Chemicals--1.3%
        $  650M     Rexene Corp., 11 3/4%, 2004                                                         690,625            124
------------------  ----------------------------------------------------------------------------------------------------------
                    Electric & Gas Utilities--2.2%
           500M     Commonwealth Edison, 8 1/4%, 2006                                                   570,352            101
           600M     Old Dominion Electric Cooperative, 7.97%, 2002                                      651,400            118
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,221,752            219
------------------  ----------------------------------------------------------------------------------------------------------
                    Electric Power--1.3%
           673M     United Illuminating Corp., 9.76%, 2006                                              706,617            127
------------------  ----------------------------------------------------------------------------------------------------------
                    Electrical Equipment--1.1%
           600M     Essex Group, Inc., 10%, 2003                                                        594,000            107
------------------  ----------------------------------------------------------------------------------------------------------
                    Financial Services--2.0%
           500M     First Union Corp., 8 1/8%, 2002                                                     553,186             99
           500M     NationsBank Corp., 8 1/8%, 2002                                                     552,500             99
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,105,686            198
------------------  ----------------------------------------------------------------------------------------------------------
                    Food/Beverage/Tobacco--1.2%
           600M     Universal Corp., 9 1/4%, 2001                                                       686,192            123
------------------------------------------------------------------------------------------------------------------------------
                    Healthcare--2.4%
           600M     Healthsouth Rehabilitation Corp., 9 1/2%, 2001                                      642,000            115
           600M     Ornda Healthcorp., 11 3/8%, 2004                                                    678,000            122
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,320,000            237
------------------  ----------------------------------------------------------------------------------------------------------
                    Media/Cable Television--1.1%
           600M     Rogers Communication Inc., 10 7/8%, 2004                                            626,250            112
------------------  ----------------------------------------------------------------------------------------------------------
                    Paper/Forest Products--4.9%
           800M     Rainy River Forest Products Co., Inc., 10 3/4%, 2001                                883,000            158
           800M     S.D. Warren Company, 12%, 2004                                                      884,000            160
         1,000M     Stone Container Corp., 9 7/8%, 2001                                                 976,250            175
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,743,250            493
------------------  ----------------------------------------------------------------------------------------------------------
                    Retail-Food/Drug--1.0%
           600M     Penn Traffic Co., Inc., 10.65%, 2004                                                578,250            104
------------------------------------------------------------------------------------------------------------------------------
                    Total Value of Corporate Bonds (cost $9,632,585)                                 10,272,622          1,844
------------------------------------------------------------------------------------------------------------------------------
                    MUNICIPAL BONDS--8.5%
                    Colorado--3.6%
                    El Paso County, Colorado School District General Obligation:
         1,320M     Zero Coupon 2014                                                                    442,200             79
         1,420M     Zero Coupon 2015                                                                    449,075             82
         1,420M     Zero Coupon 2016                                                                    418,900             75
         1,420M     Zero Coupon 2018                                                                    369,200             66
         1,420M     Zero Coupon 2019                                                                    346,125             62
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,025,500            364
------------------  ----------------------------------------------------------------------------------------------------------
                    New York--4.9%
         2,725M     New York City General Obligation, 6%, 2025                                        2,704,563            485
------------------------------------------------------------------------------------------------------------------------------
                    Total Value of Municipal Bonds (cost $4,597,911)                                  4,730,063            849
------------------------------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT OBLIGATIONS--15.0%
         1,000M     United States Treasury Notes, 6  7/8%, 2000                                       1,057,031            190
         4,500M     United States Treasury Notes, 6  1/4%, 2000                                       4,652,578            834
         2,500M     United States Treasury Notes, 6  1/2%, 2005                                       2,666,406            479
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of U.S. Government Obligations (cost $8,120,938)                      8,376,015          1,503
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--3.4%
         1,200M     Dresser Industries, 5.72%, 1/30/96                                                1,184,517            213
           700M     Lubrizol, 5.73%, 1/24/96                                                            697,436            125
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $1,881,953)                       1,881,953            338
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $46,149,118)                             96.8%                      53,907,522          9,676
Other Assets, Less Liabilities                                             3.2                        1,804,184            324
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                               100.0%                      55,711,706         10,000
==================  ==========================================================================================================
* Non-income producing


See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS SERIES FUND
December 31, 1995

-----------------------------------------------------------------------------------------------------------------------
                                                                   Insured
                                                              Intermediate     Investment        Special          Total
                                                  Blue Chip     Tax Exempt          Grade     Situations         Return
                                                     Series         Series         Series         Series         Series
--------------------------------------------   ------------   ------------   ------------   ------------   ------------
Assets
Investments in securities:
At identified cost                              136,898,998      7,014,821     47,295,021    109,869,687     46,149,118
                                               ============     ==========    ===========   ============    ===========
At value (Note 1A)                              175,440,598      7,405,156     50,001,625    129,622,353     53,907,522
Cash                                                330,859         28,926        221,518        355,194        191,372
Receivables:
Investment securities sold                               --             --             --         90,000      1,319,304
Interest and dividends                              273,470        107,455        945,631         25,465        388,170
Trust shares sold                                   706,460          3,695        181,039        647,379         50,217
Other assets                                            511             --             64             32            394
                                               ------------     ----------   ------------   ------------   ------------
Total Assets                                    176,751,898      7,545,232     51,349,877    130,740,423     55,856,979
                                               ------------     ----------   ------------   ------------   ------------
Liabilities
Payables:
Dividends payable January 15, 1996                  451,999          8,278         68,284        264,262         16,556
Trust shares redeemed                               316,480             --         70,371        392,391         39,879
Investment securities purchased                          --        139,581             --             --             --
Accrued advisory fee                                109,524          2,138         27,316         80,851         34,710
Accrued expenses                                    121,079            294         20,466        106,440         54,128
                                               ------------     ----------   ------------   ------------   ------------
Total Liabilities                                   999,082        150,291        186,437        843,944        145,273
                                               ------------     ----------   ------------   ------------   ------------
Net Assets                                     $175,752,816     $7,394,941    $51,163,440   $129,896,479    $55,711,706
                                               ============     ==========    ===========   ============    ===========
Net Assets Consist of:
Capital paid in                                 136,917,426      7,213,817     48,444,877    110,143,813     47,765,707
Undistributed net investment income                 293,790          2,168         36,959             --        190,956
Accumulated net realized loss on
investment transactions                                  --       (211,379)       (25,000)            --         (3,361)
Net unrealized appreciation in value
of investments                                   38,541,600        390,335      2,706,604     19,752,666      7,758,404
                                               ------------     ----------   ------------   ------------   ------------
Total                                           175,752,816      7,394,941     51,163,440    129,896,479     55,711,706
                                               ============     ==========   ============   ============   ============
Trust shares outstanding (Note 2):
Class A                                           9,889,591      1,199,030      4,833,770      6,384,238      4,273,021
Class B                                             319,466         64,576        112,740        233,987         20,870
Net asset value and redemption
price per share--Class A                             $17.22          $5.85         $10.34         $19.63         $12.97
                                                     ======          =====         ======         ======         ======

Maximum offering price per share--Class A
(Net asset value/.9375)*                             $18.37          $6.24         $11.03         $20.94         $13.83
                                                     ======          =====         ======         ======         ======

Net asset value and offering price
per share--Class B                                   $17.16          $5.85         $10.35         $19.51         $12.92
                                                     ======          =====         ======         ======         ======

*On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial





Statement of Operations
FIRST INVESTORS SERIES FUND
Year Ended December 31, 1995
--------------------------------------------------------------------------------------------------------------------
                                                               Insured
                                                          Intermediate      Investment        Special          Total
                                             Blue Chip      Tax Exempt           Grade     Situations         Return
                                                Series          Series          Series         Series         Series
------------------------------------      ------------   -------------      ----------    -----------    -----------
Investment Income
Income:
Interest                                      $713,848        $360,538      $3,576,142     $1,334,007     $1,889,963
Dividends                                    3,310,436              --              --        332,633        566,696
Consent fees                                        --              --          68,783             --             --
                                           -----------        --------      ----------    -----------    -----------
Total income                                 4,024,284         360,538       3,644,925      1,666,640      2,456,659
                                           -----------        --------      ----------    -----------    -----------
Expenses (Note 4):
Advisory fee                                 1,483,159          38,356         363,919      1,105,516        528,053
Shareholder servicing costs                    476,636           7,523         135,205        458,571        185,483
Distribution plan expenses--Class A            438,127          18,835         144,194        325,418        158,092
Distribution plan expenses--Class B             22,735           1,143           4,572         20,788          1,076
Reports and notices to shareholders             75,194             701          10,859         82,274         30,332
Professional fees                               33,525           8,446          12,507         19,957         19,156
Custodian fees                                  22,756           1,868           8,699         21,321         24,788
Other expenses                                  45,217           2,596          15,443         29,535         17,677
                                           -----------        --------      ----------    -----------    -----------
Total expenses                               2,597,349          79,468         695,398      2,063,380        964,657
Less: Expenses waived or assumed              (370,790)        (55,950)       (179,800)      (276,379)      (132,013)
Custodian fees paid indirectly                 (16,780)             --          (8,270)       (21,316)            --
                                           -----------        --------      ----------    -----------    -----------
Net expenses                                 2,209,779          23,518         507,328      1,765,685        832,644
                                           -----------        --------      ----------    -----------    -----------
Net investment income (loss)                 1,814,505         337,020       3,137,597        (99,045)     1,624,015
                                           -----------        --------      ----------    -----------    -----------
Realized and Unrealized Gain (Loss)
on Investments (Note 3):
Net realized gain (loss) on investments      5,979,563             (12)         67,631      4,776,742      1,809,004
Net unrealized appreciation
of investments                              34,678,998         454,526       5,383,848     17,856,965      8,913,490
                                           -----------        --------      ----------    -----------    -----------
Net gain on investments                     40,658,561         454,514       5,451,479     22,633,707     10,722,494
                                           -----------        --------      ----------    -----------    -----------
Net Increase in Net Assets Resulting
from Operations                            $42,473,066        $791,534      $8,589,076    $22,534,662    $12,346,509
                                           ===========        ========      ==========    ===========    ===========

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS SERIES FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        INSURED INTERMEDIATE
                                                                      BLUE CHIP SERIES                    TAX EXEMPT SERIES
                                                              ------------------------------------------------------------------
Year Ended December 31                                                 1995              1994              1995             1994
------------------------------------------------              ------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)                                    $1,814,505          $969,020          $337,020          $204,046
Net realized gain (loss) on investments                          5,979,563        12,824,558               (12)         (211,367)
Net unrealized appreciation (depreciation) of investments       34,678,998       (17,486,358)          454,526           (64,191)
                                                              ------------      ------------        ----------        ----------
Net increase (decrease) in net assets resulting
from operations                                                 42,473,066        (3,692,780)          791,534           (71,512)
                                                              ------------      ------------        ----------        ----------
Distributions to Shareholders:
From net investment income--Class A                             (1,794,647)         (736,036)         (330,471)         (203,201)
From net investment income--Class B                                (28,155)               --            (5,226)               --
From net realized gain on investments--Class A                  (5,794,467)      (12,824,558)               --                --
From net realized gain on investments--Class B                    (185,096)               --                --                --
In excess of realized gain from security
transactions--Class A                                                   --                --                --                --
In excess of realized gain from security
transactions--Class B                                                   --                --                --                --
                                                              ------------      ------------        ----------        ----------
Total distributions                                             (7,802,365)      (13,560,594)         (335,697)         (203,201)
                                                              ------------      ------------        ----------        ----------
Trust Share Transactions (a)
Class A:
Proceeds from shares sold                                       30,855,778        28,516,378         1,707,243         5,941,925
Value of distributions reinvested                                7,124,835        13,336,027           251,295           146,538
Cost of shares redeemed                                        (25,713,861)      (18,834,076)       (1,080,698)       (1,741,446)
                                                              ------------      ------------        ----------        ----------
                                                                12,266,752        23,018,329           877,840         4,347,017
                                                              ------------      ------------        ----------        ----------
Class B:
Proceeds from shares sold                                        5,044,595                --           372,887                --
Value of distributions reinvested                                  211,655                --             2,826                --
Cost of shares redeemed                                           (134,770)               --            (2,000)               --
                                                              ------------      ------------        ----------        ----------
                                                                 5,121,480                --           373,713                --
                                                              ------------      ------------        ----------        ----------
Net increase (decrease) from trust share transactions           17,388,232        23,018,329         1,251,553         4,347,017
                                                              ------------      ------------        ----------        ----------
Net increase (decrease) in net assets                           52,058,933         5,764,955         1,707,390         4,072,304
Net Assets
Beginning of year                                              123,693,883       117,928,928         5,687,551         1,615,247
                                                              ------------      ------------        ----------        ----------
End of year+                                                  $175,752,816      $123,693,883        $7,394,941        $5,687,551
                                                              ============      ============        ==========        ==========
+Includes undistributed net investment income of                   293,790           302,087             2,168               845
                                                              ============      ============        ==========        ==========
(a)Trust shares issued and redeemed
Class A:
Sold                                                             1,958,324         1,859,807           298,216         1,055,065
Issued for distributions reinvested                                408,815           987,102            43,763            26,577
Redeemed                                                        (1,667,553)       (1,228,162)         (189,523)         (314,040)
                                                              ------------      ------------        ----------        ----------
Net increase (decrease) in Class A shares outstanding              699,586         1,618,747           152,456           767,602
                                                              ============      ============        ==========        ==========
Class B:
Sold                                                               315,310                --            64,431                --
Issued for distributions reinvested                                 11,994                --               489                --
Redeemed                                                            (7,838)               --              (344)               --
                                                              ------------      ------------        ----------        ----------
Net increase in Class B shares outstanding                         319,466                --            64,576                --
                                                              ============      ============        ==========        ==========


Statement of Changes in Net Assets (Continued)
FIRST INVESTORS SERIES FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                      INVESTMENT GRADE                    SPECIAL SITUATION
                                                                           SERIES                               SERIES
                                                              ------------------------------------------------------------------
Year Ended December 31                                                1995              1994              1995              1994
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)                                    $3,137,597        $3,018,267          ($99,045)        ($191,338)
Net realized gain (loss) on investments                             67,631           (77,604)        4,776,742         4,914,240
Net unrealized appreciation (depreciation) of investments        5,383,848        (5,141,298)       17,856,965        (7,165,669)
                                                               -----------       -----------      ------------       -----------
Net increase (decrease) in net assets resulting
from operations                                                  8,589,076        (2,200,635)       22,534,662        (2,442,767)
                                                               -----------       -----------      ------------       -----------
Distributions to Shareholders:
From net investment income--Class A                             (3,128,539)       (2,986,294)               --                --
From net investment income--Class B                                (26,151)               --                --                --
From net realized gain on investments--Class A                          --                --        (4,513,641)       (4,722,934)
From net realized gain on investments--Class B                          --                --          (164,734)               --
In excess of realized gain from security
transactions--Class A                                              (14,684)               --                --                --
In excess of realized gain from security
transactions--Class B                                                 (343)               --                --                --
                                                               -----------       -----------      ------------       -----------
Total distributions                                             (3,169,717)       (2,986,294)       (4,678,375)       (4,722,934)
                                                               -----------       -----------      ------------       -----------
Trust Share Transactions (a)
Class A:
Proceeds from shares sold                                        7,877,385        11,602,927        33,124,063        44,120,605
Value of distributions reinvested                                2,435,394         2,283,004         4,251,850         4,695,874
Cost of shares redeemed                                        (11,876,289)      (11,027,449)      (19,660,248)      (10,892,979)
                                                               -----------       -----------      ------------       -----------
                                                                (1,563,510)        2,858,482        17,715,665        37,923,500
                                                               -----------       -----------      ------------       -----------
Class B:
Proceeds from shares sold                                        1,166,562                --         4,418,828                --
Value of distributions reinvested                                   18,187                --           162,263                --
Cost of shares redeemed                                            (56,045)               --          (162,649)               --
                                                               -----------       -----------      ------------       -----------
                                                                 1,128,704                --         4,418,442                --
                                                               -----------       -----------      ------------       -----------
Net increase (decrease) from trust share transactions             (434,806)        2,858,482        22,134,107        37,923,500
                                                               -----------       -----------      ------------       -----------
Net increase (decrease) in net assets                            4,984,553        (2,328,447)       39,990,394        30,757,799
Net Assets
Beginning of year                                               46,178,887        48,507,334        89,906,085        59,148,286
                                                               -----------       -----------      ------------       -----------
End of year+                                                   $51,163,440       $46,178,887      $129,896,479       $89,906,085
                                                               ===========       ===========      ============       ===========
+Includes undistributed net investment income of                    36,959            54,052                --                --
                                                               ===========       ===========      ============       ===========
(a)Trust shares issued and redeemed
Class A:
Sold                                                               798,381         1,196,162         1,771,857         2,520,975
Issued for distributions reinvested                                245,208           238,751           211,325           285,811
Redeemed                                                        (1,206,098)       (1,136,131)       (1,071,368)         (620,009)
                                                               -----------       -----------      ------------       -----------
Net increase (decrease) in Class A shares outstanding             (162,509)          298,782           911,814         2,186,777
                                                               ===========       ===========      ============       ===========
Class B:
Sold                                                               116,443                --           234,052                --
Issued for distributions reinvested                                  1,794                --             8,109                --
Redeemed                                                            (5,497)               --            (8,174)               --
                                                               -----------       -----------      ------------       -----------
Net increase in Class B shares outstanding                         112,740                --           233,987                --
                                                               ===========       ===========      ============       ===========


Statement of Changes in Net Assets (Continued)
FIRST INVESTORS SERIES FUND
---------------------------------------------------------------------------------------------------
                                                                             TOTAL RETURN
                                                                                SERIES
                                                                -----------------------------------
Year Ended December 31                                                       1995              1994
---------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)                                           $1,624,015        $1,050,441
Net realized gain (loss) on investments                                 1,809,004         1,748,894
Net unrealized appreciation (depreciation) of investments               8,913,490        (4,665,923)
                                                                      -----------       -----------
Net increase (decrease) in net assets resulting
from operations                                                        12,346,509        (1,866,588)
                                                                      -----------       -----------
Distributions to Shareholders:
From net investment income--Class A                                    (1,523,212)         (881,057)
From net investment income--Class B                                        (3,901)               --
From net realized gain on investments--Class A                         (1,800,205)       (1,748,894)
From net realized gain on investments--Class B                             (8,799)               --
In excess of realized gain from security transactions--Class A             (3,345)               --
In excess of realized gain from security transactions--Class B                (16)               --
                                                                      -----------       -----------
Total distributions                                                    (3,339,478)       (2,629,951)
                                                                      -----------       -----------
Trust Share Transactions (a)
Class A:
Proceeds from shares sold                                               3,426,577         5,931,145
Value of distributions reinvested                                       3,303,023         2,614,430
Cost of shares redeemed                                               (10,998,541)      (11,511,286)
                                                                      -----------       -----------
                                                                       (4,268,941)       (2,965,711)
                                                                      -----------       -----------
Class B:
Proceeds from shares sold                                                 247,304                --
Value of distributions reinvested                                          12,704                --
Cost of shares redeemed                                                        --                --
                                                                      -----------       -----------
                                                                          260,008                --
                                                                      -----------       -----------
Net increase (decrease) from trust share transactions                  (4,008,933)       (2,965,711)
                                                                      -----------       -----------
Net increase (decrease) in net assets                                   4,998,098        (7,462,250)
Net Assets
Beginning of year                                                      50,713,608        58,175,858
                                                                      -----------       -----------
End of year+                                                          $55,711,706       $50,713,608
                                                                      ===========       ===========
+Includes undistributed net investment income of                          190,956           123,612
                                                                      ===========       ===========
(a)Trust shares issued and redeemed
Class A:
Sold                                                                      279,476           509,492
Issued for distributions reinvested                                       252,244           237,905
Redeemed                                                                 (913,524)         (991,334)
                                                                      -----------       -----------
Net increase (decrease) in Class A shares outstanding                    (381,804)         (243,937)
                                                                      ===========       ===========
Class B:
Sold                                                                       19,916                --
Issued for distributions reinvested                                           954                --
Redeemed                                                                       --                --
                                                                      -----------       -----------
Net increase in Class B shares outstanding                                 20,870                --
                                                                      ===========       ===========
See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS SERIES FUND

1. Significant Accounting Policies--The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip, Insured Intermediate Tax Exempt, Investment Grade, Special Situations and Total Return Series and accounts separately for the assets, liabilities and operations of each Series. The objective of each Series is as follows:

Blue Chip Series seeks to provide investors with high total investment return consistent with the preservation of capital.

Insured Intermediate Tax Exempt Series seeks to provide a high level of interest income which is exempt from federal income tax.

Investment Grade Series seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Special Situations Series seeks long-term growth of capital.

Total Return Series seeks to provide investors with high long-term total investment return consistent with moderate investment risk.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the trustees of the Fund.

The municipal bonds in which the Insured Intermediate Tax Exempt Series invests are traded primarily in the over-the-counter markets. Such securities are valued daily on the basis of valuations provided by a pricing service approved by the Board of Trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers in determining value. "When Issued Securities" are reflected in the assets of the Series as of the date the securities are purchased.

The municipal bonds held by the Insured Intermediate Tax Exempt Series are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. It is the intention of the Series to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar securities which are not in default. The Series may invest up to 20% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Series to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve it from all, or substantially all, federal income taxes. At December 31, 1995, the Insured Intermediate Tax Exempt Series had capital loss carryovers of $211,379, of which $160,056 expires in 2002 and $51,323 expires in 2003.

C. Distributions to Shareholders--Dividends from net investment income of the Insured Intermediate Tax Exempt Series and the Investment Grade Series are declared daily and paid monthly. Dividends from net investment income of the Blue Chip Series and Total Return Series are declared and paid quarterly and dividends from net investment income of the Special Situations Series are declared and paid annually. Distributions from net realized capital gains of all Series are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, tax-exempt interest, capital loss carryforwards and post October losses.

D. Expense Allocation--Expenses directly charged or attributable to a Series are paid from the assets of that Series. General expenses of First Investors Series Fund are allocated among and charged to the assets of each Series on a fair and equitable basis, which may be based on the relative assets of each Series or the nature of the services performed and relative applicability to each Series.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Series' Custodian, except for the Total Return Series, has provided credits in the amount of $48,234 against custodian charges based on the uninvested cash balances of the Series.

2. Capital--Each Series sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 4. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Fund has established an unlimited number of shares of beneficial interest for both Class A and Class B shares.

3. Security Transactions--For the year ended December 31, 1995, purchases and sales of securities and long-term U.S. Government obligations, excluding U.S. Treasury bills and short-term corporate notes, were as follows:


                                                                       Long-Term U.S.
                                     Securities                    Government Obligations
                               --------------------------         ------------------------
                                Cost of          Proceeds         Cost of          Proceeds
SERIES                         Purchases         of Sales        Purchases         of Sales
--------                     ------------      ------------    ------------     ------------
BLUE CHIP                    $50,645,807       $33,628,777     $         --      $        --
INSURED INTERMEDIATE
TAX EXEMPT                     4,417,918         2,920,322               --               --
INVESTMENT GRADE               9,712,673         7,876,833        4,466,812        4,332,499
SPECIAL SITUATIONS            81,314,327        70,267,419               --               --
TOTAL RETURN                  44,528,856        47,398,508       21,160,001       13,546,797




At December 31, 1995, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                   Gross            Gross             Net
                              Aggregate          Unrealized       Unrealized      Unrealized
SERIES                          Cost            Appreciation     Depreciation     Appreciation
--------                   --------------       ------------     ------------     ------------
BLUE CHIP                   $136,898,998         $40,615,061      $2,073,461       $38,541,600
INSURED INTERMEDIATE
TAX EXEMPT                     7,014,821             391,826           1,491           390,335
INVESTMENT GRADE              47,295,021           2,736,931          30,327         2,706,604
SPECIAL SITUATIONS           109,869,687          24,612,371       4,859,705        19,752,666
TOTAL RETURN                  46,152,479           8,287,636         532,593         7,755,043


4. Advisory Fee and Other Transactions With Affiliates --Certain officers and trustees of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and trustees of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO for each Series other than the Insured Intermediate Tax Exempt Series and the Investment Grade Series, an annual fee, payable monthly, at the rate of 1% on the first $200 million of each Series' average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. The annual fee for the Insured Intermediate Tax Exempt Series is payable monthly, at the rate of .60% of the Series' average daily net assets. The annual fee for the Investment Grade Series is payable monthly, at the rate of .75% on the first $300 million of the Series' average daily net assets, .72% on the next $200 million, .69% on the next $250 million, and .66% on average daily net assets over $750 million. Total advisory fees accrued to FIMCO for the year ended December 31, 1995, were $3,519,003, of which $843,687 was waived. In addition, expenses of the Insured Intermediate Tax Exempt and Investment Grade Series amounting to $11,742 and $51,516, respectively, were assumed by FIMCO.

Pursuant to certain state regulations, FIMCO has agreed to reimburse each Series if and to the extent that the Series' aggregate operating expenses, including advisory fees but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to each Series in those states (unless waivers of such limitations have been obtained). The amount of any such reimbursement is limited to each Series' yearly advisory fee. For the year ended December 31, 1995, no reimbursement was required pursuant to these provisions.

For the year ended December 31, 1995, FIC, as underwriter, received $3,281,399 in commissions from the sale of Fund shares after allowing $53,159 to other dealers. Shareholder servicing costs included $904,483 in transfer agent fees and out of pocket expenses accrued to ADM (of which $54,409 was waived by ADM) and $358,935 in custodian fees accrued to FFS (of which $32,875 was waived by FFS).

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, each Series is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Series. Total 12b-1 fees accrued to FIC amounted to $1,134,980 (of which $18,835 was waived).



This page intentionally left blank.


Financial Highlights
FIRST INVESTORS SERIES FUND

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding,total return, ratios to average net assets and other supplemental data for each period indicated.
---------------------------------------------------------------------------------------------------
                                                           Per    Share    Data
                            -----------------------------------------------------------------------
                                                   Income from Investment Operations
                            -----------------------------------------------------------------------
                                    Net Asset
                                        Value                        Net Realized
                                       ------               Net    and Unrealized        Total from
                                    Beginning        Investment    Gain (Loss) on         Investment
                                    of Period            Income       Investments        Operations
---------------------------------------------------------------------------------------------------
Blue Chip Series
----------------
Class A
-------
1/3/89* to 12/31/89                    $11.13              $.50             $1.18             $1.68
1990                                    12.41               .32              (.74)             (.42)
1991                                    11.64               .21              2.96              3.17
1992                                    14.59               .13               .82               .95
1993                                    15.29               .10              1.08              1.18
1994                                    15.58               .11              (.58)             (.47)
1995                                    13.46               .19              4.37              4.56
Class B
-------
1/12/95* to 12/31/95                    13.51               .10              4.31              4.41

Insured Intermediate
Tax exempt series
-----------------
Class A
-------
11/22/93* to 12/31/93                    5.79                --                --                --
1994                                     5.79               .24              (.36)             (.12)
1995                                     5.43               .30               .42               .72
Class B
1/12/95* to 12/31/95                     5.45               .25               .41               .66

Investment Grade Series
-----------------------
Class A
-------
2/19/91* to 12/31/91                     9.31               .57               .67              1.24
1992                                     9.93               .71               .04               .75
1993                                     9.90               .65               .50              1.15
1994                                    10.33               .62             (1.09)             (.47)
1995                                     9.24               .64              1.10              1.74
Class B
-------
1/12/95* to 12/31/95                     9.26               .54              1.10              1.64


Financial Highlights (Continued)
FIRST INVESTORS SERIES FUND
---------------------------------------------------------------------------------------------------
                                                      Less Distribution From
                            -----------------------------------------------------------------------
                                                                                          Net Asset
                                                                                              Value
                                          Net               Net               Net           -------
                                   Investment          Realized             Total            End of
                                       Income             Gains     Distributions            Period
---------------------------------------------------------------------------------------------------
Blue Chip Series
----------------
Class A
-------
1/3/89* to 12/31/89                      $.40             $  --              $.40            $12.41
1990                                      .35                --               .35             11.64
1991                                      .22                --               .22             14.59
1992                                      .13               .12               .25             15.29
1993                                      .10               .79               .89             15.58
1994                                      .09              1.56              1.65             13.46
1995                                      .20               .60               .80             17.22
Class B
-------
1/12/95* to 12/31/95                      .16               .60               .76             17.16

Insured Intermediate
Tax exempt series
-----------------
Class A
-------
11/22/93* to 12/31/93                      --                --                --              5.79
1994                                      .24                --               .24              5.43
1995                                      .30                --               .30              5.85
Class B
1/12/95* to 12/31/95                      .26                --               .26              5.85

Investment Grade Series
-----------------------
Class A
-------
2/19/91* to 12/31/91                      .57               .05               .62              9.93
1992                                      .72               .06               .78              9.90
1993                                      .65               .07               .72             10.33
1994                                      .62                --               .62              9.24
1995                                      .64                --               .64             10.34
Class B
-------
1/12/95* to 12/31/95                      .55                --               .55             10.35


Financial Highlights (Continued)
FIRST INVESTORS SERIES FUND
---------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
                            -----------------------------------------------------------------------
                                                    Ratio to Average Net Assets++
                            -----------------------------------------------------------------------
                                                                                                Net
                                        Total        Net Assets                          Investment
                                       Return**   End of Period          Expenses            Income
                                          (%)     (in thousands)               (%)               (%)
---------------------------------------------------------------------------------------------------
Blue Chip Series
----------------
Class A
-------
1/3/89* to 12/31/89                     15.40          $ 27,212             $ .02              3.72
1990                                    (3.50)           55,816               .77              2.57
1991                                    27.52            79,932              1.28              1.63
1992                                     6.56            99,501              1.46               .95
1993                                     7.77           117,929              1.48               .66
1994                                    (3.02)          123,694              1.54               .80
1995                                    34.01           170,271              1.49              1.22
Class B
-------
1/12/95* to 12/31/95                    32.76             5,481              2.20+              .53+

Insured Intermediate
Tax exempt series
-----------------
Class A
-------
11/22/93* to 12/31/93                     .00             1,615                --               .54+
1994                                    (2.05)            5,688               .14              4.52
1995                                    13.50             7,017               .35              5.29
Class B
-------
1/12/95* to 12/31/95                    12.27               378             1.35+              4.44+

Investment Grade Series
-----------------------
Class A
-------
2/19/91* to 12/31/91                   15.70+            18,153                --              7.79+
1992                                     7.83            37,922               .57              7.20
1993                                    11.82            48,507               .86              6.27
1994                                    (4.62)           46,179               .95              6.46
1995                                    19.40            49,997              1.10              6.41
Class B
-------
1/12/95* to 12/31/95                    18.08             1,167              1.80+             5.91+


Financial Highlights (Continued)
FIRST INVESTORS SERIES FUND
---------------------------------------------------------------------------------
                                  Ratio to Average Net Assets Before Expenses
                                                Waived or Assumed
                            -----------------------------------------------------
                                                            Net         Portfolio
                                                     Investment          Turnover
                                     Expenses            Income              Rate
                                          (%)               (%)               (%)
---------------------------------------------------------------------------------
Blue Chip Series
----------------
Class A
-------
1/3/89* to 12/31/89                      1.48              2.26                49
1990                                     1.88              1.46                49
1991                                     1.78              1.14                31
1992                                     1.73               .67                44
1993                                     1.73               .41                39
1994                                     1.79               .55                82
1995                                     1.74               .97                25
Class B
-------
1/12/95* to 12/31/95                     2.46+              .26+               25

Insured Intermediate
Tax exempt series
-----------------
Class A
-------
11/22/93* to 12/31/93                    1.78+            (1.24)+               0
1994                                      .96              3.70               210
1995                                     1.22              4.42                47
Class B
-------
1/12/95* to 12/31/95                     2.22+             3.54+               47

Investment Grade Series
-----------------------
Class A
-------
2/19/91* to 12/31/91                     1.48+             6.31+               51
1992                                     1.41              6.36                44
1993                                     1.40              5.73                38
1994                                     1.47              5.94                17
1995                                     1.43              6.09                27
Class B
-------
1/12/95* to 12/31/95                     2.13+             5.57+               27

*  Commencement of operations of Class A shares or date Class B shares first offered
** Calculated without sales charge
+  Annualized
++ Net of expenses waived or assumed by the investment adviser



Financial Highlights
FIRST INVESTORS SERIES FUND

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding,total return, ratios to average net assets and other supplemental data for each period indicated.
---------------------------------------------------------------------------------------------------
                                                           Per    Share    Data
                            -----------------------------------------------------------------------
                                                   Income from Investment Operations
                            -----------------------------------------------------------------------
                                    Net Asset
                                        Value                        Net Realized
                                       ------               Net    and Unrealized        Total from
                                    Beginning        Investment    Gain (Loss) on        Investment
                                    of Period            Income       Investments        Operations
---------------------------------------------------------------------------------------------------
Special Situations Series
-------------------------
Class A
-------
9/18/90* to 12/31/90                   $ 9.31              $.09             $ .27          $ .36
1991                                     9.58               .10              4.74           4.84
1992                                    13.99                --              2.41           2.41
1993                                    15.62              (.08)             3.29           3.21
1994                                    18.00              (.04)             (.62)          (.66)
1995                                    16.43              (.01)             3.94           3.93
Class B
-------
1/12/95* to 12/31/95                    16.40              (.01)             3.85           3.84

Total Return Series
-------------------
Class A
-------
4/24/90* to 12/31/90                    11.17               .32              (.12)           .20
1991                                    11.05               .37              1.97           2.34
1992                                    12.93               .27              (.41)          (.14)
1993                                    12.49               .26               .63            .89
1994                                    11.88               .21              (.62)          (.41)
1995                                    10.89               .39              2.50           2.89
Class B
-------
1/12/95* to 12/31/95                    10.90               .25              2.54           2.79


Financial Highlights (Continued)
FIRST INVESTORS SERIES FUND
---------------------------------------------------------------------------------------------------
                                                      Less Distribution From
                            -----------------------------------------------------------------------
                                                                                          Net Asset
                                                                                              Value
                                          Net               Net               Net           -------
                                   Investment          Realized             Total            End of
                                       Income             Gains     Distributions            Period
---------------------------------------------------------------------------------------------------
Special Situations Series
-------------------------
Class A
-------
9/18/90* to 12/31/90                     $.09              $ --              $.09             $9.58
1991                                      .10               .33               .43             13.99
1992                                       --               .78               .78             15.62
1993                                       --               .83               .83             18.00
1994                                       --               .91               .91             16.43
1995                                       --               .73               .73             19.63
Class B
-------
1/12/95* to 12/31/95                       --               .73               .73             19.51

Total Return Series
-------------------
Class A
-------
4/24/90* to 12/31/90                      .32                --               .32             11.05
1991                                      .34               .12               .46             12.93
1992                                      .30                --               .30             12.49
1993                                      .26              1.24              1.50             11.88
1994                                      .19               .39               .58             10.89
1995                                      .37               .44               .81             12.97
Class B
-------
1/12/95* to 12/31/95                      .33               .44               .77             12.92


Financial Highlights (Continued)
FIRST INVESTORS SERIES FUND
---------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
                            -----------------------------------------------------------------------
                                                    Ratio to Average Net Assets++
                            -----------------------------------------------------------------------
                                                                                                Net
                                        Total        Net Assets                          Investment
                                       Return**   End of Period          Expenses            Income
                                          (%)     (in thousands)               (%)               (%)
---------------------------------------------------------------------------------------------------

Special Situations Series
-------------------------
Class A
-------
9/18/90* to 12/31/90                    13.58+           $1,321                --              3.93+
1991                                    50.47             9,183                --              1.44
1992                                    17.26            25,814              1.06              (.05)
1993                                    20.52            59,148              1.55              (.63)
1994                                    (3.66)           89,906              1.65              (.26)
1995                                    23.92           125,331              1.60              (.10)
Class A
-------
1/12/95* to 12/31/95                    23.42             4,566              2.33+             (.86)+

Total Return Series
-------------------
Class A
-------
4/24/90* to 12/31/90                    2.67+            41,499                --              5.85+
1991                                    21.51            60,888               .83              3.20
1992                                    (1.00)           65,537              1.29              2.25
1993                                     7.18            58,176              1.45              2.00
1994                                    (3.45)           50,714              1.63              1.91
1995                                    26.71            55,442              1.58              3.08
Class B
-------
1/12/95* to 12/31/95                    25.74               270              2.41+             2.32+


Financial Highlights (Continued)
FIRST INVESTORS SERIES FUND
---------------------------------------------------------------------------------
                                  Ratio to Average Net Assets Before Expenses
                                                Waived or Assumed
                            -----------------------------------------------------
                                                            Net         Portfolio
                                                     Investment          Turnover
                                     Expenses            Income              Rate
                                          (%)               (%)               (%)
---------------------------------------------------------------------------------
Special Situations Series
-------------------------
Class A
-------
9/18/90* to 12/31/90                     2.74+             1.19+                0
1991                                     2.31              (.87)               86
1992                                     1.92              (.91)               88
1993                                     1.89              (.96)               71
1994                                     1.90              (.51)               53
1995                                     1.85              (.35)               80
Class B
-------
1/12/95* to 12/31/95                     2.59+            (1.12)+              80

Total Return Series
-------------------
Class A
-------
4/24/90* to 12/31/90                     2.11+             3.74+               13
1991                                     1.88              2.14                51
1992                                     1.78              1.76                75
1993                                     1.83              1.62               131
1994                                     1.88              1.66               124
1995                                     1.83              2.83               135
Class B
-------
1/12/95* to 12/31/95                     2.67+             2.05+              135

*Commencement of operations of Class A shares or date Class B shares first offered
**Calculated without sales charge
+Annualized
++Net of expenses waived or assumed by the investment adviser

See notes to financial statements







Independent Auditor's Report

To the Shareholders and Trustees of
First Investors Series Fund


We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Blue Chip, Insured Intermediate Tax Exempt, Investment Grade, Special Situations and Total Return Series (comprising First Investors Series Fund), as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip, Insured Intermediate Tax Exempt, Investment Grade, Special Situations and Total Return Series of First Investors Series Fund at December 31, 1995, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

Philadelphia, Pennsylvania
January 31, 1996



FIRST INVESTORS SERIES FUND

Trustees
--------
James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers
--------
Glenn O. Head
President

Nancy W. Jones
Vice President

Patricia D. Poitra
Vice President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Shareholder Information
-----------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Custodian (Total Return Series Only)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.




FIRST
INVESTORS
SERIES FUND

BLUE CHIP SERIES
INSURED INTERMEDIATE
TAX EXEMPT SERIES
INVESTMENT GRADE SERIES
SPECIAL SITUATIONS SERIES
TOTAL RETURN SERIES



ANNUAL
REPORT

DECEMBER 31, 1995

Vertically reading from bottom to top in center of the page the words "FIRST INVESTORS" appear.

The following language appears to the left of the above language:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO.1796" in a box to the right of a circle containing the words "MAILED FROM
ZIP CODE 7379" appears on the righthand side.

The following appears on the lefthand side

FIRST INVESTORS SERIES FUND
95 WALL STREET
NEW YORK, NY 10005

The following appears on the bottom lefthand side

First Investors logo
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

FIBC103